KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
--------------------------------------------------------------------------------

INVESCO STOCK FUNDS

BLUE CHIP GROWTH FUND
DYNAMICS FUND
GROWTH & INCOME FUND
INVESCO ENDEAVOR FUND
SMALL COMPANY GROWTH FUND
VALUE EQUITY FUND
S&P 500 INDEX FUND














                                   SEMIANNUAL















SEMIANNUAL REPORT | January 31, 2000             [INVESCO ICON] INVESCO FUNDS(R)
                                                 A MEMBER OF THE AMVESCAP GROUP

"INDEED, IN THIS VERY HEALTHY ENVIRONMENT, FAST-GROWING MARKETS CAN BE FOUND IN DISPARATE AREAS OF THE ECONOMY--NOT SIMPLY TELECOMMUNICATIONS AND TECHNOLOGY." (PAGE 7)

"WE'RE GETTING A CLEARER VISION OF WHAT THIS FUTURE IS LIKE, BUT FEW OF US LIVE IT ON A DAILY BASIS." (PAGE 17)

The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year period or from inception through 1/31/00. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2)



Graph:    Blue Chip Growth Fund
          10-Year Total Return vs. S&P 500 Index

          This line graph compares the value of a $10,000 investment in INVESCO Blue Chip Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended
          January 31, 2000.

Graph:    Dynamics Fund
          10-Year Total Return vs. S&P MidCap 400 Index

          This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended January 31, 2000.

Graph:    Small Company Growth Fund
          Total Return Since Inception vs. Russell 2000 Index

          This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/91) through January 31, 2000.

Graph:    Value Equity Fund
          10-Year Total Return vs. S&P 500 Index

          This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended January 31, 2000.

Graph:    INVESCO Endeavor Fund
          Total Return Since Inception vs. S&P 500 Index

          This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/98) through January 31, 2000.

Graph:    Growth & Income Fund
          Total Return Since Inception vs. S&P 500 Index

          This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (7/98) through January 31, 2000.

Graph:    S&P 500 Index Fund -Investor Class and
          S&P 500 Index Fund-Institutional Class
          Total Return Since Inception vs. S&P 500 Index

          This line graph compares the value of a $10,000 investment in INVESCO S&P 500 Index Fund-Investor Class and a $10,000 investment in INVESCO S&P 500 Index Fund-Institutional Class to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/97) through January 31, 2000.



                                 TOTAL RETURN,
                            PERIODS ENDED 1/31/00(1)

                    CUMULATIVE                 AVERAGE ANNUALIZED         PAGE
                     6 MONTHS      1 YEAR     5 YEARS*    10 YEARS*       NUMBER
--------------------------------------------------------------------------------
Blue Chip Growth       29.27%      28.51%     30.95%      20.16%               4
Dynamics               37.06%      59.52%     32.74%      24.88%               6
Growth & Income        22.50%      30.48%     53.81% (since inception 7/98)    8
INVESCO Endeavor       49.56%      61.52%    105.54% (since inception 10/98)  10
Small Company Growth   47.66%      71.62%     28.42%      22.94%**            12
Value Equity           -5.12%      -4.23%     16.23%      13.66%              14
S&P 500 Index -
 Institutional Class    5.56%       9.74%                 22.60%***           16
S&P 500 Index -
 Investor Class         5.47%       9.51%                 22.96%***           16

*   AVERAGE  ANNUALIZED
**  SINCE  INCEPTION  12/91
*** SINCE  INCEPTION 12/97

BLUE CHIP GROWTH FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------
Dear Shareholder:

When we wrote to you last year, we noted that the environment for large company growth stocks had become more difficult, but that we were optimistic that their impressive earnings would again result in strong stock performance. We are happy to report that this turnaround did occur--and perhaps more quickly than we had hoped. Once again, growth companies have distinguished themselves in an overall lackluster market.

For the six-month period ended January 31, 2000, the value of your shares rose 29.27%. This far exceeded the return of the S&P 500 Index over the same period, which rose 5.58%. (Of course, past performance is not a guarantee of future results.)(1),(2)

GROWTH REACCELERATES
The positive environment for growth stocks most directly reflects the strength and durability of the New Economy. As you know, most of the pessimistic prognostications for the economy last year failed to materialize: inflation did not reignite, growth did not slow, and Y2K did not shut down any major systems. Indeed, growth reaccelerated in the last two quarters of the year, and most major companies have continued to enjoy healthy earnings.

Such is not to say, however, that significant areas of the economy have not experienced problems. The regional Bell operating companies have disappointed many investors due to their slowness in exploiting the potential for "digital subscriber lines," which provide high-speed Internet access to homes and businesses. Some prominent consumer goods companies have also exhibited disappointing unit sales growth, while their ability to expand earnings through price increases seems limited.


--------------------------------------------------------------------------------
FUND MANAGEMENT

TRENT E. MAY, CFA

VICE PRESIDENT TRENT E. MAY IS LEAD MANAGER OF BLUE CHIP GROWTH FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

DOUGLAS J. MCELDOWNEY, CFA, CPA

DOUGLAS MCELDOWNEY IS A VICE PRESIDENT AT INVESCO FUNDS GROUP AND CO-MANAGER OF BLUE CHIP GROWTH FUND. DOUG RECEIVED HIS BA FROM THE UNIVERSITY OF KENTUCKY AND HIS MBA FROM ROLLINS COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1984 AND HAS CO-MANAGED THIS FUND SINCE APRIL 1999. HE IS A CHARTERED FINANCIAL ANALYST AND CERTIFIED PUBLIC ACCOUNTANT.

LOOKING FOR THE YOUNG AND HUNGRY
For these reasons, we have increased our investments in younger companies that are aggressively pursuing more lucrative, expanding markets. Covad Communications Group, for example, provides high-speed Internet access using lines owned by the regional Bells. Although it must first cooperate with the regional carriers to gain access to the consumer, Covad has shown its ability to be quicker to exploit these new opportunities than its more entrenched competition. Because companies such as Covad are generally somewhat smaller, we have recently seen the median market capitalization of the fund decrease--although it is still well within our "blue chip" target range.

Of course, not all more established firms have been slow to respond to the promises opened by these new technologies. Charles Schwab, for example, recently broadened its already substantial position in the financial services industry by acquiring the online trading firm Cybercorp and U.S. Trust, a leading wealth management firm for affluent families and individuals. When combined with Schwab's online services and its "bricks and mortar" investor centers, these two investments assure that Schwab will have an almost unique presence before the consumer shopping for financial services.

A SHIFT IN HEALTH CARE
A notable shift in the portfolio has come in our health care holdings. As we informed you six months ago, we have maintained many of our positions in the sector even as last year proved difficult for the stocks of many firms. This stance was based on our continuing faith that health care was true growth sector in that it was growing faster than the the economy as a whole. We still believe this. Lately, however, we have shifted the composition of our holdings toward biotechnology companies. Large biotechnology firms like Genentech Inc have extensive "product pipelines" of drugs working their way through the regulatory process and should soon see the benefits of the enormous research expenditures they have made over the past few decades.

Overall, we believe that many large companies have significant room to grow; we can easily envision double-digit growth rates out several years for many leading firms. As we have noted before, we believe these expansion rates ultimately drive performance--even as the market periodically reassesses the price it is willing to pay for such growth.

/s/ Trent E. May                       /s/ Douglas J. McEldowney

Trent E. May                           Douglas J. McEldowney
Vice President                         Vice President

DYNAMICS FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
-----------------------------------------------------------------------
Dear Shareholder:

This has been a very strong period for the fund. Driving our performance, in part, has been investors' greater willingness to invest in mid-capitalization stocks. But a greater factor in our results has been our consistent focus on top firms in growing markets.

While this strategy has brought good returns over most of the past several years, it was particularly rewarding over the past six months. With the immense scope of the New Economy steadily becoming clear, investors have placed an increasing premium on companies' future position within it. This is a market environment doubly favorable for the medium-sized companies in which we invest.

For the six-month period ended January 31, 2000, the value of your shares rose 37.06%. This far exceeded the return of the S&P MidCap 400 Index over the same period, which rose 6.59%. (Of course, past performance is not a guarantee of future results.)(1),(2)

BUSINESS ON THE INTERNET
Our holdings in the technology and communications sectors were responsible for many of our largest gains. Although much attention recently has focused on personal use of the Internet, business use of the new communication networks has proved to be an even more vibrant domain. Network Appliance, Inc has been one of the most rewarding investments for us in this area. As a leading supplier of file servers and Internet cache systems, Network Appliance enjoys steep demand for its products from companies that need quick access to large stores of data. As more companies go online to seek customers and interact with suppliers, the need for such access is growing rapidly. In a related vein, businesses are also investing heavily in customer relationship software, which helps them manage orders and inventory. Another fund holding, Siebel Systems, is a leader in this market.


--------------------------------------------------------------------------------
FUND MANAGEMENT

TIMOTHY J. MILLER, CFA

SENIOR VICE PRESIDENT TIM MILLER IS LEAD MANAGER OF DYNAMICS FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

THOMAS R. WALD, CFA

VICE PRESIDENT TOM WALD CO-MANAGES DYNAMICS FUND. TOM BEGAN HIS INVESTMENT CAREER IN 1988. PRIOR TO JOINING INVESCO FUNDS GROUP, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT IN BIRMINGHAM, MICHIGAN. TOM HOLDS A MBA FROM THE WHARTON SCHOOL, UNIVERSITY OF PENNSYLVANIA, AND A BA FROM TULANE UNIVERSITY. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

Aside from new markets, areas of the economy where new competion is pushing aside incumbents is also a common growth theme at INVESCO. In the communications sector, many so-called "competitive local exchange carriers," created to compete with the "baby Bells," have been top performers based on their aggressive push into previously protected markets. This is somewhat of a global trend: one such holding, Colt Telecom Group PLC, is competing very effectively in Europe.

THE BOOM IN BIOTECHNOLOGY
Indeed, in this healthy environment, fast-growing markets can be found in disparate areas of the economy -- not simply telecommunications and technology. With the traditional health care sector led by pharmaceutical firms apparently slowing, we have recently moved many of our investments in this area into biotechnology firms. Of course, biotechnology firms have been around for a few decades, but many are just now making the transition from research-focused firms to active producers and marketers of bioengineered drugs. These firms' "product pipelines" of drugs working their way through the regulatory process are quite full, suggesting the potential for very strong sales for many years to come.

Of course, not all growing markets have been rewarded with investor enthusiasm. This has certainly been true lately of the financial services industry. Though quite healthy, many financial services firms have been damaged by worries over higher interest rates. The same holds true for the consumer goods sector, with investors on heightened alert for any sign of slowing sales. Where we have seen real evidence of slowing growth in these areas we have reduced our positions. In other cases, we have decided to hold our position in the expectation that investor sentiment will once again become positive.

Overall, though, we are glad to report that there have been few dark spots on our investment horizon. We will look forward to reporting to you again in six months.

/s/ Timothy J. Miller                       /s/ Thomas R. Wald

Timothy J. Miller, CFA                       Thomas R. Wald, CFA
Senior Vice President                        Vice President

GROWTH & INCOME FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------
Dear Shareholder:

Since we last wrote to you, we have enjoyed continued strong performance, even as the S&P 500 has leveled off somewhat. We believe our recent performance validates our two-pronged strategy of combining large, dividend paying stocks with faster-growing companies in high-growth sectors.

For the six-month period ended January 31, 2000, the value of your shares rose 22.50%. This far exceeded the return of the S&P 500 Index over the same period, which rose 5.58%. (Of course, past performance is not a guarantee of future results.)(1),(2)

While many facets of the market remained the same, 1999 witnessed one notable transformation in investor sentiment: For the first time in a few years, small- and mid-sized growth stocks outperformed their larger counterparts. While earnings growth remained quite healthy for the largest companies, revenue growth seemed to be accelerating fastest at smaller firms. Most such firms, not surprisingly, could be found in the technology and telecommunications sectors.

BALANCING GROWTH AND STABILITY
Our challenge over this period has been to accommodate this shifting growth dynamic while, at the same time, maintaining stability in the portfolio. We have made few additions and substractions to the core positions in our portfolio, doing so only in cases where we have perceived a clear signal that underlying fundamentals have changed. We removed Procter & Gamble, for example, based on our determination that its revenues from its consumer goods business was slowing down -- a problem that has also plagued the beverage giant Coca Cola. Exxon Mobil, on the other hand, remains a core position based on our faith in its continuing leadership in the energy sector and healthy dividend yield.



--------------------------------------------------------------------------------
FUND MANAGEMENT

TRENT E. MAY, CFA

VICE PRESIDENT TRENT E. MAY IS LEAD MANAGER OF GROWTH & INCOME FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

FRITZ MEYER

VICE PRESIDENT FRITZ MEYER IS CO-MANAGER OF GROWTH & INCOME FUND. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO IN 1996. PRIOR TO JOINING INVESCO, FRITZ WAS AN EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER WITH NELSON, BENSON & ZELLMER, INC. IN DENVER, COLORADO.

To seek out faster growth we have broadened our significant investments in the technology sector. Within the sector, many of our recent additions have focused on the theme of business-to-business, or "B2B," commerce. As one analyst recently pointed out, the value of business carried out between corporations and their various suppliers is potentially 10 times as large as that represented by the value of the final goods produced. Companies that find a new way of capturing even a small piece of those myriad transactions stand to benefit immensely.

Business software firms strike us as particularly well poised to seize these opportunities. Many of these firms faced difficulties last year as their customers devoted information technology budgets to Y2K preparedness rather than to improving their software capabilities. But the need to further streamline the sharing of information between departments, suppliers, and customers did not disappear; lately, orders have bounced back. The German software firm SAP AG, a worldwide leader in such software, has been a rewarding addition to the fund.

THE BROADBAND EXPLOSION
The growth in broadband technology to speed the transmission of data, voice, and audio has also driven some of our investments. Recently, we have taken a stake in Corning Inc, the century-old manufacturer of glassware. Corning Inc has recently reinvented itself, disposing of many of its traditional product lines to focus on the optical communications technologies used in fiber-optic networks. Corning's deep tradition of science and technology research, paired with exciting new markets, seems to us a potent combination.

Our technology holdings are also playing a growing role in defining the core portfolio. Increasingly, the outlines of a new techno-telecom order are becoming clear. Many major companies are increasingly reliant on a four-part chain: Sun servers generate data that is passed through Cisco Systems routers, stored using EMC Corp systems, and then accessed using Oracle Corp software. And, of course, Microsoft Corp supplies the desktop software for the back offices. Our portfolio has focused on all of these firms to various degrees, based on our perception of their valuations and other factors.

Of course, many worry that technology valuations have gotten out of hand. We appreciate those concerns -- too many stocks carry large valuations based on the merest promise of future earnings. But we also believe that the future outlines of the New Economy are steadily becoming clearer as the winners are sorted out. We are optimistic that our focus on these real leaders, combined with our other holdings in more traditional sectors, will allow us to profit from the potential of technology while minimizing volatility.

We will look forward to reporting to you in six months.

/s/ Trent E. May                          /s/ Fritz Meyer

Trent E. May, CFA                         Fritz Meyer
Vice President                            Vice President

INVESCO ENDEAVOR FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

Once again, we are happy to report to you on a very successful six months for the fund. Our aggressive investing in high-growth companies has earned us handsome returns, even as the markets have periodically pulled back.

As we had anticipated, the scale of growth in the economy's leading sectors has continued to exceed most forecasts. Companies have continued to pour resources into equipping themselves for the New Economy, and prosperous and optimistic consumers have continued to fuel growth. While we are cognizant of the factors that might slow the economy, we see few signs that the fundamentals driving the leading growth sectors will derail anytime soon.

For the six-month period ended January 31, 2000, the value of your shares rose 49.56%. This far exceeded the return of the S&P 500 Index over the same period, which rose 5.58%. (Of course, past performance is not a guarantee of future results.)1,2

SEEKING GROWTH WHEREVER IT CAN BE FOUND
In our last report to you, we noted that we had been investing in smaller companies in our search for rapid earnings and revenue growth. We have continued with this approach, and it has proved a lucrative strategy as smaller- and medium-sized growth companies have generally outperformed their larger counterparts. We have found many of these smaller firms in the communications equipment industry, which relies on smaller firms to provide key components for fiber optic and cellular networks. Internet software consultants have also been rich source for such firms.

On the other hand, we have periodically taken substantial positions in large-capitalization stocks that seemed particularly attractive. We made a significant and rewarding investment in the German software company SAP AG, for example, which has profited from the boom in business software sales as customers gear up for the Internet. The Finnish telecommunications equipment maker Nokia has been another such investment. The world leader in cellular handsets, Nokia has continued to top profit estimates as consumer demand booms.


--------------------------------------------------------------------------------
FUND MANAGEMENT

TIMOTHY J. MILLER, CFA

SENIOR VICE PRESIDENT TIM MILLER OVERSEES INVESCO ENDEAVOR FUND. THE FUND DRAWS ON THE BEST IDEAS OF THE ENTIRE INVESCO GROWTH TEAM, WHICH TIM ALSO HEADS. PRIOR TO JOINING INVESCO, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

THE GENOMICS REVOLUTION
Biotechnology has recently emerged as an investment theme in the fund. For the first time, biotechnology firms are seeing their products come to market in large numbers. Indeed, this is happening just as a number of traditional pharmaceutical firms are seeing their "product pipelines" fail to keep up with past growth rates, suggesting that biotech might capture some of the lucrative drug market. This year should also see the first preliminary mapping of the genetic code, which will hopefully start the "genomics" revolution by making possible tailored drug treatments based on genetic information.

Those of you reading other INVESCO stock fund reports will recognize many of these themes and companies. As you know, INVESCO Endeavor Fund combines the best ideas of the INVESCO Growth Team. This team continues to grow as we add managers and analysts, a factor we think will make the quality of these ideas even better. Of course, many of the companies we invest in have high valuations, and investors should expect some volatility as events unfold. Still, we believe the picture for aggressive growth investors remains a promising one.

/s/ Timothy J. Miller

Timothy J. Miller, CFA
Senior Vice President

SMALL COMPANY GROWTH FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

This has been a rewarding period for the fund. Small, growing companies have received renewed attention from investors, who only last year focused almost exclusively on large, frequently traded firms. At the same time, however, the small stock rebound has been very narrow, focused almost entirely on rapidly growing firms in sectors such as telecommunications and technology. Fortunately, our substantial investments in these areas helped fund performance considerably.

For the six-month period ended January 31, 2000, the value of your shares rose 47.66%. This return once again far exceeded that of the Russell 2000 Index over the same period, which rose just 12.25%. (Of course, past performance is no guarantee of future results.)(1),(2)

"DESIGNED-IN" GROWTH
With world growth recovering and the U.S. economy steaming ahead, opportunities have been abundant for smaller companies. This has been particularly true in the field of communications technology, where end-user demand is booming, and where large companies are making substantial investments in adding capacity. Many small firms engaging in specialized production offer products that are "designed in" to these larger systems. Thus, these firms enjoy both a booming market and pricing power within it. Examples of such a favored firms include REMEC Inc, a maker of microwave components for the cellular phone industry, and Semtech Corp, which supplies crucial chips to the telecommunications industry.

Software is another field where smaller firms can establish lucrative niches. IONA Technologies PLC Sponsored ADR, a maker of so-called "middleware"
technology that allows different software packages to communicate with one another, has also been a profitable investment. Companies use IONA's software to manage the "e-portals" which serve to connect internal software systems such as Oracle and SAP to interact with outside computers via the Internet. As the importance of business-to-business becomes increasingly clear, this promises to be an immense market.

The performance of many of these technology and communications stocks has been particularly notable in relation to smaller stocks in other sectors and industries. Retailers of both clothing and consumer electronics have suffered, for example, as interest rate worries have led many investors to believe that sales will slow. Although our technology stocks now comprise over 40% of the portfolio, we remain diversified across sectors. This seems to us a prudent position should market conditions change, and we are optimistic that we will see strong growth in several consumer segments.

--------------------------------------------------------------------------------
FUND MANAGEMENT

STACIE L. COWELL, CFA

VICE PRESIDENT STACIE COWELL IS THE LEAD MANAGER OF SMALL COMPANY GROWTH FUND. STACIE RECEIVED HER BA FROM COLGATE UNIVERSITY, AND HER MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. STACIE BEGAN HER INVESTMENT CAREER IN 1989, AND SHE HAS MANAGED THIS FUND SINCE 1996. SHE IS A CHARTERED FINANCIAL ANALYST. SHE IS ASSISTED BY CO-MANAGERS TIMOTHY J. MILLER AND TRENT E. MAY.

EARLY IN THE CYCLE?
Overall, our "bottom-up" perspective on the small-capitalization market -- one that searches for opportunities company by company -- is very encouraging. From a top-down perspective, though, we should note that small-cap stocks tend to perform well relative to larger firms over cycles of roughly four years. Small-capitalization stocks have performed better than large-capitalization firms only since last March, indicating that this cycle might have several more years to run. Of course, it is important to keep in mind that the stock market does not move in tune with any celestial clockwork; events might well disappoint us.

Still, the underlying health of our holdings gives us good reason for optimism moving forward. We will look forward to reporting to you again soon.

/s/ Stacie L. Cowell

Stacie L. Cowell, CFA
Vice President

VALUE EQUITY FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------
Dear Shareholder:

In our last report to you, we noted that value funds had "snapped back" from their period of earlier underperformance. While we were hopeful this trend would continue, the gap between a limited range of high-growth companies and the rest of the market has re-emerged. Indeed, the gap in many ways is as large it has been in the market's history. This result is disappointing for value investors, to be sure, but it also seems to us to have heightened the importance of taking a long-term view of the equity markets.

For the six-month period ended January 31, 2000, the value of your shares declined 5.12%. This return lagged that of the S&P 500 Index, which rose 5.58% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

AN ABORTIVE REBOUND
With world growth recovering and the prices of many raw materials on the rise, investors showed interest early last year in the companies that benefit most from a strong world economy. These companies are most often found in traditional value sectors, such as energy, manufacturing, transportation, and consumer goods. Value stocks bounced back from the lows they had experienced in the depths of 1998's Asian financial crisis. As they did, many of our holdings fared well.

By the summer, however, many investors had returned to their old ways. Ignoring the continued health of many large, traditional companies, investors began to fret that higher interest rates would slow down the economy, or perhaps even that the record-long American economic expansion had run its course. Any fears of a slowdown were soon dispelled as economic growth reaccelerated in the fall. Nonetheless, investors continued to favor rapidly growing companies that they believed would be immune from any slowdown. In our eyes, too many of them were merely feeding a bubble, chasing after stocks that had gone up dramatically in the hopes that the momentum would continue.

--------------------------------------------------------------------------------
FUND MANAGEMENT

MICHAEL C. HARHAI, CFA

MICHAEL HARHAI IS LEAD MANAGER OF VALUE EQUITY FUND. MIKE EARNED HIS BA FROM THE UNIVERSITY OF SOUTH FLORIDA AND HIS MBA FROM THE UNIVERSITY OF CENTRAL FLORIDA. HE BEGAN HIS CAREER IN 1972, JOINED INVESCO IN 1993, AND BEGAN MANAGING THIS FUND THE SAME YEAR. HE IS A CHARTERED FINANCIAL ANALYST.

TERRENCE IRRGANG, CFA

TERRENCE IRRGANG IS ASSISTANT MANAGER OF VALUE EQUITY FUND. TERRY RECEIVED HIS BA FROM GETTYSBURG COLLEGE AND HIS MBA FROM TEMPLE UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1981, JOINED INVESCO IN 1992, AND STARTED MANAGING THIS FUND IN 1993. HE IS A CHARTERED FINANCIAL ANALYST.

PROFITING FROM TEMPORARY SETBACKS
Of course, investors were also responding to some very real shifts in the economy away from manufacturing and toward services, communication, and information technology. While sticking with our fundamental research in selecting stocks, we have attempted to exploit these changes. Our focus on growing companies suffering from temporary setbacks proved particularly helpful in this regard. Oracle, the leading database software company in the world, rebounded from earlier troubles as investors determined that its software would fit comfortably into Internet-based systems.

Many of our holdings did not get this second chance, unfortunately. Despite rising oil prices, for example, fund holding Exxon Mobil has drifted sideways. Many analysts agree that Exxon Mobil is the best-positioned major oil producer in the world, with the largest global oil and gas reserves and exploration capacity. With oil having recently crossed the $30 per barrel mark for the first time in a decade, Exxon has seen its earnings increase more than expected. But even earnings coming in above analyst estimates have not been able to provide a serious catalyst for the stock.

STICKING TO OUR DISCIPLINE
A flip side of this curious market environment for value investors has been that many such good companies have gone on sale, one might say, while most investors looked elsewhere. Thus, while our current performance has been disappointing, we are encouraged by the conditions this may create for our fund. We are unhappy to value our holdings at these prices, but we are happy to exploit them to add to our positions.

Should the markets revert to some of their long-term patterns, we may be able to offer a much more positive report to you in the near future. In the meantime, we can only assure you of our continuing efforts to stick to our discipline of finding real value companies for our shareholders.


/s/ Michael C. Harhai                     /s/ Terrence Irrgang

Michael C. Harhai, CFA                    Terrence Irrgang, CFA
Portfolio Manager                         Portfolio Manager

S&P 500 INDEX FUND  (INSTITUTIONAL  CLASS AND INVESTOR CLASS)
A NOTE ABOUT INDEX FUNDS AT INVESCO
--------------------------------------------------------------------------------

INVESCO's S&P 500 Index Fund is designed to track the performance of the S&P 500 Index, an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The fund seeks to attain its objective by investing in the common stocks that comprise the index in approximately the same proportions as they are represented in the S&P 500. Since beginning operations in December 1997, the assets in the portfolio have grown, allowing the fund to own an increasingly representative selection of shares. As a result, its performance has moved more in line with that of the index.

For the six-month period ended January 31, 2000, the value of Class I (Institutional Class) shares rose 5.56%, while the value of Class II shares rose 5.47%. These returns tracked that of the S&P 500 over the same period, which rose 5.58%. (Of course, past performance is not a guarantee of future results.)(1),(2)

INVESCO | SEMIANNUAL REPORT | JANUARY 31, 2000
MOVING FORWARD
--------------------------------------------------------------------------------
AN INTERVIEW WITH GROWTH TEAM LEADER TIM MILLER.

Tim manages INVESCO Endeavor and Dynamics Fund, and he oversees the Growth Team that manages the Small Company Growth, Blue Chip Growth, and Growth & Income Funds.

TIM, IT SEEMS THAT THE TELECOMMUNICATIONS AND TECHNOLOGY SECTORS REALLY HAVE A CORNER ON THE MARKET LATELY.

TIM MILLER: Well, if that is where people are investing, it's because that's where much of the infrastructure investment is taking place. Businesspeople have realized that most things can be done much more efficiently if information is shared widely and quickly. Competitive advantage in a wide range of industries is quickly shifting to those companies that manage their information most effectively. So it may be a narrowly felt trend--showing up mostly in the technology and telecom sectors--but it is also reflective of a shift throughout the entire economy.

WITHIN THE BROADLY DEFINED TECHNOLOGY AND TELECOMMUNICATIONS SECTORS, WHAT INDUSTRIES ARE YOU MOST ENTHUSIASTIC ABOUT?

TM: Semiconductors would certainly be at the heart of both sectors. In a sense, semiconductors are the fuel for the information age. The telecommunications sector is especially reliant right now on "high-octane" chips that run mobile handsets, help direct light through fiber optic networks, and perform a number of other roles. Other types of telecommunications equipment are also in high demand. Wireless communication companies are another exciting industry, especially now that wireless data transfer is beginning to take off.

HOW ABOUT THE INTERNET?

TM: There's no doubt that consumer use of the Internet will continue to grow, and we have substantial investments in two of the firms that have really proved their staying power in that arena--Yahoo and America Online. But perhaps more exciting is businesses' use of the Internet, either to supplement their existing customer relationships, or to manage the supply channel. This is another area where business investment is booming. We're particularly enthused about some of the businesses that provide consulting and software to help companies get online. The difficulty in finding workers trained in this technology means that many medium- and small-sized businesses will go outside to find this expertise.

WHAT ARE SOME PROMISING AREAS THAT TECHNOPHOBES CAN UNDERSTAND?

TM: One area we are very excited about is media and advertising, which has enjoyed a bonanza from all the new Internet and technology firms that are seeking to establish a consumer presence. Advertisers do very well when the economy is churning like it is now, with new brands pushing aside the old.

DO YOU HAVE A SENSE THAT THIS "NEW ECONOMY BUILDOUT" HAS A WAY TO GO?

TM: People tend to think that most of it is behind us, but I think that is far from the truth. I always ask people, "Do you hesitate to use the Internet at home because it is too slow? Do you wish you could automate more of the functions at work, but you still find yourself pushing too much paper?" We're getting a clearer vision of what this future will be like, but few of us live it on a daily basis. I think we are still very early in the game.

INVESCO | SEMIANNUAL REPORT | JANUARY 31, 2000
MOVING FORWARD
--------------------------------------------------------------------------------
MARKET HEADLINES: AUGUST 1999 TO JANUARY 2000

The six months ended in January 2000 continued the "tale of two markets" that had characterized the investment landscape for the last couple of years. One market, characterized primarily by fast-growing technology and telecommunications stocks, continued to rocket ahead, based on investors' enthusiasm for earnings growth in the "New Economy." Meanwhile, the other market, dominated by traditional firms, moved sideways as investors fretted about rising interest rates. Indeed, as the list of favored firms narrowed, some recent star performers -- particularly the major drug companies -- lagged seriously as investors became even more selective in looking for high unit growth rates and expanding markets.

With world growth re-accelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of last year. Increasing energy costs helped the producer price index rise at a roughly 3% annual rate, although consumer price inflation registered a more modest 2% increase throughout much of the period.

Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve Board worries. Even though many economists had come to accept that the economy had a higher non- inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed increased short-term interest rates by 0.25% in August and again in November, which helped drive long-term bond yields to their highest levels since 1997. In part, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

If the Fed was intending to puncture some of the "irrational exuberance" in the stock market, however, it failed resoundingly. Although higher interest rates should theoretically bring down price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998; as profits increased, therefore, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers. In fact, as 1999 ended and a new stock market century began, enthusiasm for technology stocks seemed virtually without bounds. Even a downturn in the broader market indexes at the end of January did little to slow down the technology-dominated Nasdaq Index.

Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other trinkets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET, WHILE THE S&P MIDCAP 400 AND RUSSELL 2000 ARE INDICATIVE OF THE MID- AND SMALL-CAPITALIZATION STOCK MARKETS, RESPECTIVELY.

TEN LARGEST COMMON STOCK HOLDINGS


INVESCO STOCK FUNDS, INC.
JANUARY 31, 2000
UNAUDITED

DESCRIPTION                                             VALUE
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
Warner-Lambert Co                                    $ 95,478,644
Citigroup Inc                                          69,583,061
Microsoft Corp                                         67,696,222
Cisco Systems                                          66,627,465
Nokia Corp Sponsored ADR Representing Ord Shrs         66,520,500
Dell Computer                                          61,285,453
Schwab (Charles) Corp                                  60,819,406
Home Depot                                             60,474,481
Wal-Mart Stores                                        56,047,575
General Electric                                       54,855,804

DYNAMICS FUND
Exodus Communications                                $ 95,576,000
EchoStar Communications Class A Shrs                   81,323,487
Network Appliance                                      78,963,005
Siebel Systems                                         72,066,375
Forest Laboratories                                    69,187,500
Biogen Inc                                             65,981,250
VeriSign Inc                                           65,702,500
SDL Inc                                                64,796,875
Gemstar International Group Ltd                        64,782,000
AMFM Inc                                               62,400,000

INVESCO ENDEAVOR FUND
SAP AG Sponsored ADR Representing 1/12 Ord Shr       $ 16,225,169
JDS Uniphase                                            9,381,125
Nokia Corp Sponsored ADR Representing Ord Shrs          9,314,700
Warner-Lambert Co                                       8,278,550
Yahoo! Inc                                              8,012,915
America Online                                          7,971,250
Citigroup Inc                                           7,598,407
Goldman Sachs Group                                     7,330,000
Siebel Systems                                          6,784,875
AT&T Corp - Liberty Media Group Class A Shrs            6,544,000

DESCRIPTION                                             VALUE
--------------------------------------------------------------------------------
GROWTH & INCOME FUND
Warner-Lambert Co                                    $  6,470,465
Microsoft Corp                                          6,062,378
Citigroup Inc                                           5,881,428
America Online                                          5,382,871
American International Group                            5,347,652
Dell Computer                                           5,303,693
Wal-Mart Stores                                         5,046,855
Nokia Corp Sponsored ADR Representing Ord Shrs          5,009,625
Home Depot                                              4,977,054
Intel Corp                                              4,785,607

S&P 500 INDEX FUND
Microsoft Corp                                       $  3,794,614
General Electric                                        3,287,560
Cisco Systems                                           2,691,729
Intel Corp                                              2,488,080
Exxon Mobil                                             2,165,573
Wal-Mart Stores                                         1,831,935
International Business Machines                         1,523,057
Citigroup Inc                                           1,457,706
Merck & Co                                              1,385,051
Lucent Technologies                                     1,303,845

SMALL COMPANY GROWTH FUND
Pinnacle Holdings                                    $ 12,306,875
IONA Technologies PLC Sponsored ADR Representing
  Ord Shrs                                             11,381,000
Deltathree.com Inc Class A Shrs                        10,973,600
ANADIGICS Inc                                          10,922,862
City National                                          10,085,152
Emisphere Technologies                                 10,063,387
Semtech Corp                                            9,000,000
24/7 Media                                              8,960,750
REMEC Inc                                               8,655,866
Insight Enterprises                                     8,335,200

VALUE EQUITY FUND
Exxon Mobil                                          $  9,451,365
General Electric                                        9,229,550
Intel Corp                                              7,954,575
MCI WorldCom                                            6,635,672
Bristol-Myers Squibb                                    6,032,400
Chase Manhattan                                         5,759,325
American International Group                            5,756,134
Ford Motor                                              5,651,600
MediaOne Group                                          5,604,750
Merck & Co                                              5,532,637

Composition of holding is subject to change.

STATEMENT OF INVESTMENT SECURITIES


INVESCO STOCK FUNDS, INC.
JANUARY 31, 2000
UNAUDITED

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE
BLUE CHIP GROWTH FUND
97.90 COMMON STOCKS
0.70  BANKS
      First Security                                   214,900        $         5,560,537
      Zions Bancorp                                     99,000                  5,853,375
=========================================================================================
                                                                               11,413,912
1.43  BEVERAGES
      Coca-Cola Co                                     409,000                 23,491,937
=========================================================================================
2.38  BIOTECHNOLOGY
      Amgen Inc(a)                                     133,400                  8,495,912
      Genentech Inc(a)                                 118,600                 16,663,300
      MedImmune Inc(a)                                  94,500                 13,797,000
=========================================================================================
                                                                               38,956,212
2.61  BROADCASTING
      Clear Channel Communications(a)                  495,285                 42,780,242
=========================================================================================
6.54  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      JDS Uniphase(a)                                   49,200                 10,033,725
      Nokia Corp Sponsored ADR Representing Ord Shrs   363,500                 66,520,500
      Nortel Networks                                  162,500                 15,539,063
      QUALCOMM Inc(a)                                  119,700                 15,201,900
=========================================================================================
                                                                              107,295,188
12.90 COMPUTER RELATED
      Cisco Systems(a)                                 608,470                 66,627,465
      Covad Communications Group(a)                    415,200                 29,375,400
      Dell Computer(a)                               1,589,250                 61,285,453
      EMC Corp(a)                                      129,500                 13,791,750
      Redback Networks(a)                              136,700                 25,451,831
      Sun Microsystems(a)                              191,600                 15,052,575
=========================================================================================
                                                                              211,584,474
12.30 COMPUTER SOFTWARE & SERVICES
      Aspect Development                               116,500                  7,805,500
      go.com(a)                                        690,000                 17,681,250
      Intertrust Technologies(a)                         5,000                    721,875
      Intuit Inc(a)                                    281,500                 16,977,969
      Microsoft Corp(a)                                691,660                 67,696,222

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      NetZero Inc(a)                                   237,400        $         7,626,475
      Oracle Corp(a)                                   338,300                 16,899,142
      S1 Corp(a)                                       123,850                 11,216,166
      SAP AG Sponsored ADR Representing 1/12 Ord Shr   686,000                 44,718,625
      Yahoo! Inc(a)                                     32,000                 10,306,000
=========================================================================================
                                                                              201,649,224
3.34  ELECTRICAL EQUIPMENT
      General Electric                                 411,290                 54,855,804
=========================================================================================
8.19  ELECTRONICS -- SEMICONDUCTOR
      Intel Corp                                       485,420                 48,026,241
      Maxim Integrated Products(a)                     963,550                 48,297,944
      PMC-Sierra Inc(a)                                 59,500                 10,739,750
      Texas Instruments                                 96,500                 10,409,938
      Xilinx Inc(a)                                    368,000                 16,836,000
=========================================================================================
                                                                              134,309,873
0.97  ENTERTAINMENT
      Gemstar International Group Ltd(a)               239,300                 15,883,538
=========================================================================================
4.24  FINANCIAL
      Citigroup Inc                                  1,211,457                 69,583,061
=========================================================================================
14.04 HEALTH CARE DRUGS -- PHARMACEUTICALS
      Bristol-Myers Squibb                             716,430                 47,284,380
      Forest Laboratories(a)                           344,000                 23,220,000
      Lilly (Eli) & Co                                 583,080                 38,993,475
      Merck & Co                                       319,380                 25,171,136
      Warner-Lambert Co                              1,005,700                 95,478,644
=========================================================================================
                                                                              230,147,635
1.34  HEATLH CARE RELATED
      Healtheon/webMD Corp(a)                          337,200                 21,918,000
=========================================================================================
3.31  INSURANCE
      American International Group                     520,900                 54,238,713
=========================================================================================
3.71  INVESTMENT BANK/BROKER FIRM
      Schwab (Charles) Corp                          1,686,500                 60,819,406
=========================================================================================
1.10  OIL & GAS RELATED
      Exxon Mobil                                      215,900                 18,027,650
=========================================================================================
8.88  RETAIL
      Amazon.com Inc(a)                                450,400                 29,078,950
      Home Depot                                     1,067,982                 60,474,481
      Wal-Mart Stores                                1,023,700                 56,047,575
=========================================================================================
                                                                              145,601,006
4.96  SERVICES
      America Online(a)                                954,980                 54,374,174

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Commerce One(a)                                   90,800        $        15,640,300
      DoubleClick Inc(a)                               114,800                 11,343,675
=========================================================================================
                                                                               81,358,149
1.59  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)            244,900                 26,051,238
=========================================================================================
3.37  TELECOMMUNICATIONS -- LONG DISTANCE
      Allegiance Telecom(a)                             81,350                  8,572,256
      AT&T Corp                                        886,580                 46,767,095
=========================================================================================
                                                                               55,339,351
      TOTAL COMMON STOCKS (Cost $1,133,320,555)                             1,605,304,613
=========================================================================================
2.10  SHORT-TERM INVESTMENTS
1.83  COMMERCIAL PAPER
1.83  FINANCIAL
      American General Finance, 5.811%, 2/1/2000   $30,000,000                 30,000,000
=========================================================================================
0.27   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
        dated 1/31/2000 due 2/1/2000 at 5.580%,
        repurchased at $4,397,682 (Collateralized
        by US Treasury Notes, due 9/30/2000 at
        4.500%, value $4,488,085) (Cost $4,397,000) $4,397,000                  4,397,000
=========================================================================================
       TOTAL SHORT-TERM INVESTMENTS (Cost $34,397,000)                         34,397,000
=========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
      (Cost $1,167,717,555)
      (Cost for Income Tax Purposes $1,189,124,437)                   $     1,639,701,613
=========================================================================================

DYNAMICS FUND
93.12 COMMON STOCKS
0.26  AEROSPACE & DEFENSE
      General Dynamics                                 283,100        $        13,341,088
=========================================================================================
0.74  AUTOMOBILES
      General Motors Class H Shrs                      333,000                 37,462,500
=========================================================================================
1.14  BANKS
      First Security                                   295,000                  7,633,125
      Northern Trust                                   345,000                 20,829,375
      Zions Bancorp                                    497,400                 29,408,775
=========================================================================================
                                                                               57,871,275
4.90  BIOTECHNOLOGY
      Biogen Inc(a)                                    765,000                 65,981,250
      Chiron Corp(a)                                   465,000                 20,634,375
      Human Genome Sciences(a)                         184,000                 18,032,000
      IDEC Pharmaceuticals(a)                          178,400                 22,511,850
      Immunex Corp(a)                                  350,000                 45,762,500
      MedImmune Inc(a)                                 209,700                 30,616,200


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Millennium Pharmaceuticals(a)                     95,000        $        17,806,563
      Sepracor Inc(a)                                  200,900                 28,126,000
=========================================================================================
                                                                              249,470,738
4.63  BROADCASTING
      AMFM Inc(a)                                      800,000                 62,400,000
      Citadel Communications(a)                        423,925                 21,196,250
      EchoStar Communications Class A Shrs(a)          998,600                 81,323,487
      Entercom Communications(a)                       240,000                 12,750,000
      Hispanic Broadcasting(a)                         355,000                 36,897,812
      Westwood One(a)                                  350,000                 21,306,250
=========================================================================================
                                                                              235,873,799
2.60  CABLE
      Cablevision Systems Class A Shrs(a)              390,000                 29,786,250
      Jones Intercable Class A Shrs(a)                 440,000                 27,665,000
      NTL Inc(a)                                       316,250                 39,788,203
      USA Networks(a)                                  712,000                 35,333,000
=========================================================================================
                                                                              132,572,453
1.38  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                    330,000                 21,656,250
      Comverse Technology(a)                           337,500                 48,389,062
=========================================================================================
                                                                               70,045,312
6.22  COMPUTER RELATED
      Apple Computer(a)                                180,000                 18,675,000
      Brocade Communications Systems(a)                176,000                 28,512,000
      Covad Communications Group                       430,100                 30,429,575
      E-Tek Dynamics(a)                                187,000                 34,034,000
      Extreme Networks(a)                              400,700                 33,909,237
      Network Appliance(a)                             786,680                 78,963,005
      Redback Networks(a)                              248,000                 46,174,500
      Visual Networks(a)                               292,000                 18,359,500
      Whittman-Hart Inc(a)                             768,950                 27,297,725
=========================================================================================
                                                                              316,354,542
13.34 COMPUTER SOFTWARE & SERVICES
      Art Technology Group(a)                          313,700                 33,722,750
      Aspect Development(a)                            190,000                 12,730,000
      BEA Systems(a)                                   305,000                 22,989,375
      BroadVision Inc(a)                               428,700                 54,578,869
      Citrix Systems(a)                                367,000                 50,370,750
      Edwards (J D) & Co(a)                            365,000                 10,881,563


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      E.piphany Inc(a)                                  39,700        $         6,272,600
      Exodus Communications(a)                         832,000                 95,576,000
      Inktomi Corp(a)                                  260,000                 25,853,750
      Internap Network Services(a)                     352,200                 21,836,400
      Intertrust Technologies(a)                        35,000                  5,053,125
      Intuit Inc(a)                                    679,500                 40,982,344
      Legato Systems(a)                                240,000                  6,045,000
      Mercury Interactive(a)                           418,050                 45,724,219
      Metromedia Fiber Network A Shrs(a)               440,000                 29,782,500
      Peregrine Systems(a)                             211,000                 16,022,813
      PSINet Inc(a)                                    400,000                 31,950,000
      RealNetworks Inc(a)                               85,000                 13,360,938
      Red Hat(a)                                       160,000                 15,220,000
      S1 Corporation(a)                                155,000                 14,037,188
      Siebel Systems(a)                                786,000                 72,066,375
      Symantec Corp(a)                                 350,000                 17,521,875
      Verio Inc(a)                                     200,400                 12,900,750
      Vignette Corp(a)                                 122,000                 23,790,000
=========================================================================================
                                                                              679,269,184

2.50  ELECTRICAL EQUIPMENT
      Flextronics International Ltd(a)                 770,000                 38,259,375
      Jabil Circuit(a)                                 180,000                 11,385,000
      Molex Inc                                        737,050                 37,497,419
      Sanmina Corp(a)                                  375,000                 39,843,750
=========================================================================================
                                                                              126,985,544
0.52  ELECTRONICS
      PE Corp-PE Biosystems Group                      175,000                 26,206,250
=========================================================================================
10.24 ELECTRONICS -- SEMICONDUCTOR
      Altera Corp(a)                                   562,000                 36,951,500
      Applied Micro Circuits(a)                        276,200                 40,808,550
      Conexant Systems(a)                              520,000                 43,940,000
      Linear Technology                                343,000                 32,477,812
      LSI Logic(a)                                     520,000                 42,510,000
      Maxim Integrated Products(a)                     940,000                 47,117,500
      Microchip Technology(a)                          301,960                 18,985,735
      MIPS Technologies Class A Shrs(a)                369,100                 16,378,813
      PMC-Sierra Inc(a)                                342,000                 61,731,000
      RF Micro Devices(a)                              579,500                 46,867,062


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      SDL Inc(a)                                       250,000        $        64,796,875
      Vitesse Semiconductor(a)                         644,000                 28,014,000
      Xilinx Inc(a)                                    894,000                 40,900,500
=========================================================================================
                                                                              521,479,347
1.56  ENTERTAINMENT
      Gemstar International Group Ltd(a)               976,000                 64,782,000
      International Speedway Class A Shrs              285,000                 14,349,966
=========================================================================================
                                                                               79,131,966
0.96  EQUIPMENT -- SEMICONDUCTOR
      KLA-Tencor Corp(a)                               404,000                 23,684,500
      Teradyne Inc(a)                                  388,800                 25,174,800
=========================================================================================
                                                                               48,859,300
2.27  GAMING
      Harrah's Entertainment(a)                      2,920,000                 58,217,500
      Mandalay Resort Group(a)                       1,360,000                 20,995,000
      MGM Grand(a)                                     881,000                 36,451,375
=========================================================================================
                                                                              115,663,875
2.77  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Allergan Inc                                     963,000                 54,891,000
      Forest Laboratories(a)                         1,025,000                 69,187,500
      Teva Pharmaceutical Industries  Sponsored ADR
        Representing Ord Shrs                          260,000                 17,013,750
=========================================================================================
                                                                              141,092,250
2.14  HEALTH CARE RELATED
      Bausch & Lomb                                    495,000                 30,690,000
      Beckman Coulter                                  300,000                 15,693,750
      Health Management Associates Class A Shrs(a)   1,250,000                 17,421,875
      Stryker Corp                                     490,000                 30,870,000
      Tenet Healthcare(a)                              635,000                 14,446,250
=========================================================================================
                                                                              109,121,875
0.44  INSURANCE
      AFLAC Inc                                        515,000                 22,370,313
=========================================================================================
0.93  INVESTMENT BANK/BROKER FIRM
      E*TRADE Group(a)                                 442,000                  9,309,625
      Waddell & Reed Financial
        Class A Shrs                                   580,500                 16,761,938
        Class B Shrs                                   757,000                 21,148,688
=========================================================================================
                                                                               47,220,251
0.34  LEISURE TIME
      Royal Caribbean Cruises Ltd                      354,000                 17,500,875
=========================================================================================

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

0.49  LODGING -- HOTELS
      Marriott International Class A Shrs              805,000        $        25,005,312
=========================================================================================
0.44  MANUFACTURING
      Parker-Hannifin Corp                             515,000                 22,273,750
=========================================================================================
7.25  OIL & GAS RELATED
      Anadarko Petroleum                               540,000                 17,718,750
      Apache Corp                                    1,074,100                 39,204,650
      BJ Services(a)                                   915,000                 39,230,625
      Burlington Resources                             300,000                  9,618,750
      Coflexip SA Sponsored ADR Representing
        1/2 Ord Shr                                    349,500                 14,591,625
      Cooper Cameron(a)                                860,700                 42,604,650
      EOG Resources                                    266,000                  4,222,750
      Global Industries Ltd(a)                         750,000                  6,562,500
      Nabors Industries(a)                             960,000                 28,440,000
      Noble Drilling(a)                              1,050,000                 30,778,125
      Santa Fe International                           982,800                 26,289,900
      Smith International(a)                           753,000                 38,638,312
      Talisman Energy(a)                               850,000                 22,896,875
      Transocean Sedco Forex                           300,000                  9,543,750
      Weatherford International(a)                   1,027,000                 38,576,688
=========================================================================================
                                                                              368,917,950
0.46  PERSONAL CARE
      Estee Lauder Class A Shrs(a)                     460,000                 23,517,500
=========================================================================================
1.68  PUBLISHING
      Meredith Corp                                    470,000                 16,450,000
      New York Times Class A Shrs                      760,000                 34,722,500
      Valassis Communications(a)                     1,014,800                 34,503,200
=========================================================================================
                                                                               85,675,700
0.54  RAILROADS
      Kansas City Southern Industries                  400,000                 27,675,000
=========================================================================================
1.64  RETAIL
      AnnTaylor Stores(a)                              535,000                 11,770,000
      Circuit City Stores-Circuit City Group           787,000                 30,299,500
      Tandy Corp                                       851,400                 41,612,175
=========================================================================================
                                                                               83,681,675
11.47 SERVICES
      BISYS Group(a)                                   428,400                 25,409,475
      CMGI Inc(a)                                      156,000                 17,559,750
      Comdisco Inc                                     275,000                  9,178,125
      Computer Sciences(a)                             528,600                 48,565,125
      Concord EFS(a)                                   847,050                 17,205,703
      DoubleClick Inc(a)                               198,000                 19,564,875


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Fiserv Inc(a)                                    725,000        $        24,604,687
      Go2Net Inc(a)                                    375,000                 30,187,500
      Harte-Hanks Inc                                  390,000                  9,286,875
      HotJobs.com Ltd(a)                                99,000                  2,759,625
      Lamar Advertising Class A Shrs(a)                442,900                 25,965,012
      Omnicom Group                                    342,000                 32,041,125
      Paychex Inc                                    1,027,700                 45,283,031
      Sapient Corp(a)                                  165,000                 14,581,875
      Scient Corp(a)                                   179,100                 13,544,438
      SEI Investments                                  167,800                 17,493,150
      SunGard Data Systems(a)                          585,000                 17,111,250
      TMP Worldwide(a)                                 313,100                 43,873,137
      VeriSign Inc(a)                                  410,000                 65,702,500
      VERITAS Software(a)                              244,500                 35,666,437
      Viant Corp(a)                                     29,600                  2,841,600
      WPP Group PLC                                  1,990,000                 31,723,688
      Young & Rubicam                                  630,000                 33,941,250
=========================================================================================
                                                                              584,090,233
3.07  TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Crown Castle International(a)                  1,038,700                 32,848,887
      VoiceStream Wireless(a)                          424,000                 49,767,000
      Western Wireless Class A Shrs(a)                 574,000                 31,283,000
      WinStar Communications(a)                        600,000                 42,487,500
=========================================================================================
                                                                              156,386,387
1.29  TELECOMMUNICATIONS -- LONG DISTANCE
      Allegiance Telecom(a)                            401,700                 42,329,137
      ITC DeltaCom(a)                                  450,000                 13,050,000
      Viatel Inc(a)                                    280,000                 10,342,500
=========================================================================================
                                                                               65,721,637
4.60  TELEPHONE
      Amdocs Ltd(a)                                  1,140,900                 60,681,619
      AT&T Canada Class B Shrs Depository
        Receipts(a)                                    650,000                 33,109,375
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                     300,000                 57,112,500
      McLeodUSA Inc(a)                                 729,200                 50,132,500
      RCN Corp(a)                                      400,000                 23,775,000
      Rhythms NetConnections(a)                        128,300                  4,370,219
      Time Warner Telecom Class A Shrs(a)               85,600                  5,200,200
=========================================================================================
                                                                              234,381,413

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

0.31  TEXTILE -- APPAREL MANUFACTURING
      Jones Apparel Group(a)                           710,000        $        15,620,000
=========================================================================================
      TOTAL COMMON STOCKS ($3,172,877,369)                                  4,740,839,294
=========================================================================================
6.88  SHORT-TERM INVESTMENTS
6.86  COMMERCIAL PAPER
0.88  BANKS
      State Street, 5.506%, 2/3/2000               $45,000,000                 44,986,239
=========================================================================================
3.05  CONSUMER FINANCE
      American Express Credit, 5.587%, 2/4/2000    $45,000,000                 45,000,000
      Sears Roebuck Acceptance
        5.807%, 2/7/2000                           $60,000,000                 60,000,000
        5.556%, 2/2/2000                           $50,000,000                 50,000,000
=========================================================================================
                                                                              155,000,000
0.89  INSURANCE
      Prudential Funding, 5.576%, 2/4/2000         $45,027,000                 45,027,000
=========================================================================================
0.88  INVESTMENT BANK/BROKER FIRM
      Merrill Lynch & Co, 5.530%, 2/1/2000         $45,000,000                 45,000,000
=========================================================================================
0.49  MACHINERY
      Deere & Co, 5.851%, 2/1/2000                 $25,000,000                 25,000,000
=========================================================================================
0.67  OIL & GAS RELATED
      Texaco Inc, 5.507%, 2/3/2000                 $34,300,000                 34,300,000
=========================================================================================
        TOTAL COMMERCIAL PAPER (Cost $349,313,239)                            349,313,239
=========================================================================================
0.02  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 1/31/2000 due 2/1/2000 at 5.580%,
        repurchased at $1,179,183 (Collateralized
        by US Treasury Notes, due 9/30/2000
        at 4.500%, value $1,204,855) (Cost
        $1,179,000)                                $ 1,179,000                  1,179,000
=========================================================================================
      TOTAL SHORT-TERM INVESTMENTS
        (Amortized Cost $350,492,239)                                         350,492,239
=========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $3,523,369,608)
       (Cost for Income Tax Purposes $3,540,493,423)                  $     5,091,331,533
=========================================================================================

INVESCO ENDEAVOR FUND
95.47 COMMON STOCKS
1.54  BANKS
      Firstar Corp                                     200,000        $         4,775,000
=========================================================================================
0.94  BIOTECHNOLOGY
      MedImmune Inc(a)                                  20,000                  2,920,000
=========================================================================================
5.05  BROADCASTING
      AMFM Inc(a)                                       41,700                  3,252,600
      AT&T Corp - Liberty Media Group Class A Shrs(a)  128,000                  6,544,000
      Clear Channel Communications(a)                   15,000                  1,295,625


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Grupo Televisa SA de CV Sponsored GDR
        Representing 2 Ord Participation
        Certificates(a)                                 38,000        $         2,109,000
      TV Guide Class A Shrs(a)                          66,000                  2,446,125
=========================================================================================
                                                                               15,647,350
11.50 COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Comverse Technology(a)                            36,510                  5,234,621
      Digital Microwave(a)                              76,600                  2,451,200
      Gilat Satellite Networks Ltd(a)                   31,000                  3,309,250
      JDS Uniphase(a)                                   46,000                  9,381,125
      Nokia Corp Sponsored ADR Representing Ord Shrs    50,900                  9,314,700
      Nortel Networks                                   62,200                  5,947,875
=========================================================================================
                                                                               35,638,771
10.02 COMPUTER RELATED
      Cisco Systems(a)                                  58,300                  6,383,850
      Cobalt Networks(a)                                 9,500                    745,750
      Dell Computer(a)                                 164,000                  6,324,250
      JNI Corp(a)                                       41,000                  2,434,375
      Juniper Networks(a)                               15,000                  2,029,687
      Redback Networks(a)                               23,800                  4,431,263
      3Com Corp(a)                                     123,000                  6,242,250
      Visual Networks(a)                                39,000                  2,452,125
=========================================================================================
                                                                               31,043,550
18.72 COMPUTER SOFTWARE & SERVICES
      eGain Communications(a)                           60,000                  2,077,500
      Exodus Communications(a)                          46,000                  5,284,250
      go.com(a)                                        100,000                  2,562,500
      Mercury Interactive(a)                            27,900                  3,051,562
      NetZero Inc(a)                                    75,000                  2,409,375
      Oracle Corp(a)                                    50,000                  2,497,656
      SAP AG Sponsored ADR Representing 1/12 Ord Shr   248,900                 16,225,169
      Siebel Systems(a)                                 74,000                  6,784,875
      SilverStream Software(a)                          43,800                  4,872,750
      Symantec Corp(a)                                  85,000                  4,255,313
      Yahoo! Inc(a)                                     24,880                  8,012,915
=========================================================================================
                                                                               58,033,865
1.53  ELECTRICAL EQUIPMENT
      General Electric                                  35,635                  4,752,818
=========================================================================================
7.91  ELECTRONICS -- SEMICONDUCTOR
      Altera Corp(a)                                    44,260                  2,910,095
      Applied Micro Circuits(a)                         26,500                  3,915,375


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      LSI Logic(a)                                      33,000        $         2,697,750
      Maxim Integrated Products(a)                     107,000                  5,363,375
      PMC-Sierra Inc(a)                                 25,000                  4,512,500
      Xilinx Inc(a)                                    112,000                  5,124,000
=========================================================================================
                                                                               24,523,095
3.27  ENTERTAINMENT
      Gemstar International Group Ltd(a)                48,000                  3,186,000
      Time Warner                                       38,300                  3,061,606
      Viacom Inc Class B Shrs(a)                        70,000                  3,876,250
=========================================================================================
                                                                               10,123,856
1.21  EQUIPMENT -- SEMICONDUCTOR
      Lam Research(a)                                   30,000                  3,746,250
=========================================================================================
2.45  FINANCIAL
      Citigroup Inc                                    132,290                  7,598,407
=========================================================================================
0.74  FOOTWEAR
      NIKE Inc Class B Shrs                             50,500                  2,297,750
=========================================================================================
1.20  GAMING
      Harrah's Entertainment(a)                        120,000                  2,392,500
      Park Place Entertainment(a)                      125,000                  1,312,500
=========================================================================================
                                                                                3,705,000
2.67  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Warner-Lambert Co                                 87,200                  8,278,550
=========================================================================================
1.05  HEALTH CARE RELATED
      Healtheon/WebMD Corp(a)                           50,000                  3,250,000
=========================================================================================
4.36  INVESTMENT BANK/BROKER FIRM
      Goldman Sachs Group                               80,000                  7,330,000
      Schwab (Charles) Corp                            171,000                  6,166,688
=========================================================================================
                                                                               13,496,688
4.21  OIL & GAS RELATED
      Atwood Oceanics(a)                               110,300                  4,501,619
      Evergreen Resources(a)                            10,000                    222,812
      Grey Wolf(a)                                     250,000                    750,000
      Nabors Industries(a)                             134,500                  3,984,562
      Smith International(a)                            70,000                  3,591,875
=========================================================================================
                                                                               13,050,868
3.79  RETAIL
      Amazon.com Inc(a)                                 34,800                  2,246,775
      eBay Inc(a)                                       11,800                  1,770,737
      Home Depot                                        68,700                  3,890,137
      Pacific Sunwear of California(a)                  33,000                    969,375


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Tandy Corp                                        59,000        $         2,883,625
=========================================================================================
                                                                               11,760,649
5.90  SERVICES
      America Online(a)                                140,000                  7,971,250
      Commerce One(a)                                   10,000                  1,722,500
      DoubleClick Inc(a)                                20,000                  1,976,250
      HotJobs.com Ltd(a)                                67,000                  1,867,625
      VeriSign Inc(a)                                   29,600                  4,743,400
=========================================================================================
                                                                               18,281,025
2.26  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)             40,000                  4,255,000
      Pinnacle Holdings(a)                              65,000                  2,758,438
=========================================================================================
                                                                                7,013,438
1.39  TELECOMMUNICATIONS -- LONG DISTANCE
      FirstCom Corp(a)                                  85,000                  2,289,688
      Viatel Inc(a)                                     55,000                  2,031,563
=========================================================================================
                                                                                4,321,251
3.76  TELEPHONE
      Amdocs Ltd(a)                                     70,000                  3,723,125
      AT&T Canada Class B Shrs Depository Receipts(a)   50,400                  2,567,250
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                      16,600                  3,160,225
      Communications Group(a)                           31,000                  2,193,250
=========================================================================================
                                                                               11,643,850
      TOTAL COMMON STOCKS (Cost $216,378,688)                                 295,902,031
=========================================================================================
4.53  SHORT-TERM INVESTMENTS-- REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        1/31/2000 due 2/1/2000 at 5.580%, repurchased
        at $14,031,175 (Collateralized by US Treasury
        Notes due 9/30/2000 at 4.500%, value
        $14,317,695) (Cost $14,029,000)            $14,029,000                 14,029,000
=========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
      (Cost $230,407,688)
      (Cost for Income Tax Purposes $230,945,269)                     $       309,931,031
=========================================================================================

GROWTH & INCOME FUND
97.58 COMMON STOCK
0.78  ALUMINUM
      Alcoa Inc                                         18,100        $         1,261,344
=========================================================================================
3.72  BANKS
      First Security                                    21,300                    551,137
      Firstar Corp                                     101,380                  2,420,447


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Zions Bancorp                                     52,300        $         3,092,238
=========================================================================================
                                                                                6,063,822
1.43  BEVERAGES
      Coca-Cola Co                                      40,465                  2,324,208
=========================================================================================
2.35  BIOTECHNOLOGY
      Amgen Inc(a)                                      13,200                    840,675
      Genentech Inc(a)                                  11,700                  1,643,850
      MedImmune Inc(a)                                   9,200                  1,343,200
=========================================================================================
                                                                                3,827,725
2.30  BROADCASTING
      AT&T Corp - Liberty Media Group Class A Shrs(a)   31,400                  1,605,325
      Infinity Broadcasting Class A Shrs(a)             65,955                  2,143,537
=========================================================================================
                                                                                3,748,862
6.44  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      JDS Uniphase(a)                                    4,900                    999,294
      Motorola Inc                                      10,100                  1,381,175
      Nokia Corp Sponsored ADR Representing Ord Shrs    27,375                  5,009,625
      Nortel Networks                                   16,100                  1,539,563
      QUALCOMM Inc(a)                                   12,300                  1,562,100
=========================================================================================
                                                                               10,491,757
11.26 COMPUTER RELATED
      Cisco Systems(a)                                  31,210                  3,417,495
      Covad Communications Group                        13,400                    948,050
      Dell Computer(a)                                 137,535                  5,303,693
      EMC Corp(a)                                       14,830                  1,579,395
      International Business Machines                   26,545                  2,978,017
      Redback Networks(a)                               13,500                  2,513,531
      SkillSoft Corp(a)                                  7,500                    105,000
      Sun Microsystems(a)                               19,000                  1,492,688
=========================================================================================
                                                                               18,337,869
10.41 COMPUTER SOFTWARE & SERVICES
      Aspect Development(a)                             11,300                    757,100
      go.com(a)                                         69,000                  1,768,125
      Intuit Inc(a)                                     27,900                  1,682,719
      Microsoft Corp(a)                                 61,940                  6,062,378
      NetZero Inc(a)                                    23,600                    758,150
      Oracle Corp(a)                                    33,500                  1,673,430
      SAP AG Sponsored ADR Representing 1/12 Ord Shr    65,400                  4,263,263
=========================================================================================
                                                                               16,965,165

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

2.63  ELECTRICAL EQUIPMENT
      General Electric                                  32,150        $         4,288,006
=========================================================================================
6.33  ELECTRONICS -- SEMICONDUCTOR
      Intel Corp                                        48,370                  4,785,607
      PMC-Sierra Inc(a)                                  5,900                  1,064,950
      Texas Instruments                                 25,850                  2,788,569
      Xilinx Inc(a)                                     36,400                  1,665,300
=========================================================================================
                                                                               10,304,426
1.72  ENTERTAINMENT
      Gemstar International Group Ltd(a)                23,800                  1,579,725
      Time Warner                                       15,320                  1,224,643
=========================================================================================
                                                                                2,804,368
5.41  FINANCIAL
      American Express                                   6,555                  1,080,346
      Citigroup Inc                                    102,397                  5,881,428
      Fannie Mae                                        30,805                  1,846,375
=========================================================================================
                                                                                8,808,149
1.84  GAMING
      Harrah's Entertainment(a)                        150,620                  3,002,986
=========================================================================================
12.28 HEALTH CARE DRUGS -- PHARMACEUTICALS
      Bristol-Myers Squibb                              70,655                  4,663,230
      Forest Laboratories(a)                            35,200                  2,376,000
      Johnson & Johnson                                 31,205                  2,685,580
      Lilly (Eli) & Co                                  25,935                  1,734,403
      Merck & Co                                        26,360                  2,077,497
      Warner-Lambert Co                                 68,155                  6,470,465
=========================================================================================
                                                                               20,007,175
1.33  HEALTH CARE RELATED
      Healtheon/WebMD Corp(a)                           33,300                  2,164,500
=========================================================================================
3.28  INSURANCE
      American International Group                      51,358                  5,347,652
=========================================================================================
0.49  MACHINERY
      Deere & Co                                        18,400                    803,850
=========================================================================================
0.64  MANUFACTURING
      Corning Inc                                        6,800                  1,048,900
=========================================================================================
0.89  NATURAL GAS
      Enron Corp                                        21,355                  1,440,128
=========================================================================================
2.85  OIL & GAS RELATED
      Chevron Corp                                      14,990                  1,252,602
      Exxon Mobil                                       40,655                  3,394,692
=========================================================================================
                                                                                4,647,294

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

0.67  PAPER & FOREST PRODUCTS
      Champion International                            18,645        $         1,090,732
=========================================================================================
1.04  PERSONAL CARE
      Gillette Co                                       45,165                  1,699,333
=========================================================================================
7.92  RETAIL
      Amazon.com Inc(a)                                 44,700                  2,885,944
      Home Depot                                        87,895                  4,977,054
      Wal-Mart Stores                                   92,180                  5,046,855
=========================================================================================
                                                                               12,909,853
4.00  SERVICES
      America Online(a)                                 94,540                  5,382,871
      DoubleClick Inc(a)                                11,400                  1,126,462
=========================================================================================
                                                                                6,509,333
0.33  SHIPPING
      United Parcel Service Class B Shrs                 8,900                    529,550
=========================================================================================
1.55  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)             23,700                  2,521,088
=========================================================================================
2.76  TELECOMMUNICATIONS -- LONG DISTANCE
      AT&T Corp                                         85,217                  4,495,197
=========================================================================================
0.93  TELEPHONE
      BellSouth Corp                                    16,930                    796,768
      SBC Communications                                16,765                    722,991
=========================================================================================
                                                                                1,519,759
      TOTAL COMMON STOCKS (Cost $135,939,119)                                 158,963,031
=========================================================================================
0.25  FIXED INCOME SECURITIES
0.25  CORPORATE BONDS
0.25  PUBLISHING
      Tribune Co, Exch Sub Deb, PHONES(b)
        3.140%, 5/15/2029 (Cost $533,798)          $   340,000                    408,000
=========================================================================================
2.17  SHORT-TERM INVESTMENTS -- COMMERCIAL PAPER
2.17  CONSUMER FINANCE
      Household Finance, 5.811%, 2/1/2000
       (Cost $3,540,000)                           $ 3,540,000                  3,540,000
=========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $140,012,917)
       (Cost for Income Tax Purposes $140,725,079)                    $       162,911,031
=========================================================================================

S&P 500 INDEX FUND
97.72 COMMON STOCKS
1.13  AEROSPACE & DEFENSE
      Boeing Co                                          7,056        $           312,669
      General Dynamics                                   1,534                     72,290
      Goodrich (B F) Co                                    710                     17,750
      Honeywell International                            5,936                    284,928


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Lockheed Martin                                    2,856        $            53,550
      Northrop Grumman                                     518                     26,030
      Raytheon Co Class B Shrs                           2,447                     55,822
      United Technologies                                3,606                    190,893
=========================================================================================
                                                                                1,013,932
0.10  AIR FREIGHT
      FedEx Corp(a)                                      2,232                     88,303
=========================================================================================
0.19  AIRLINES
      AMR Corp(a)                                        1,020                     54,889
      Delta Air Lines                                      998                     46,220
      Southwest Airlines                                 3,644                     58,076
      US Airways Group(a)                                  513                     11,318
=========================================================================================
                                                                                  170,503
0.24  ALUMINUM
      Alcoa Inc                                          2,726                    189,968
      Reynolds Metals                                      400                     26,700
=========================================================================================
                                                                                  216,668
0.23  AUTO PARTS
      AutoZone Inc(a)                                    1,021                     26,801
      Cooper Tire & Rubber                                 511                      6,675
      Cummins Engine                                       300                     11,475
      Dana Corp                                          1,107                     26,014
      Genuine Parts                                      1,325                     31,966
      Goodyear Tire & Rubber                             1,103                     26,196
      Johnson Controls                                     612                     33,813
      Pep Boys-Manny Moe & Jack                            400                      2,900
      TRW Inc                                              817                     35,795
=========================================================================================
                                                                                  201,635
1.07  AUTOMOBILES
      Ford Motor                                         9,088                    452,128
      General Motors                                     4,864                    391,248
      Harley-Davidson Inc                                1,100                     77,206
      Navistar International(a)                            400                     15,725
      PACCAR Inc                                           500                     20,719
=========================================================================================
                                                                                  957,026
4.92  BANKS
      AmSouth Bancorp                                    2,950                     51,441
      Bank of America                                   12,789                    619,467
      Bank of New York                                   5,494                    223,194
      Bank One                                           8,643                    257,669
      BB&T Corp                                          2,580                     72,562
      Chase Manhattan                                    6,154                    495,012
      Comerica Inc                                       1,103                     48,739
      Fifth Third Bancorp                                2,333                    154,853


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      First Union                                        7,422        $           249,101
      Firstar Corp                                       7,391                    176,460
      FleetBoston Financial                              6,878                    216,227
      Huntington Bancshares                              1,674                     36,096
      KeyCorp                                            3,388                     71,148
      Mellon Financial                                   3,834                    131,554
      Morgan (J P) & Co                                  1,217                    149,463
      National City                                      4,680                    101,205
      Northern Trust                                     1,600                     96,600
      Old Kent Financial                                   800                     25,850
      PNC Bank                                           2,100                    100,800
      Regions Financial                                  1,500                     36,375
      Southtrust Corp                                    1,300                     39,569
      State Street                                       1,106                     88,687
      Summit Bancorp                                     1,200                     35,925
      SunTrust Banks                                     2,338                    139,257
      Synovus Financial                                  2,086                     39,634
      Union Planters                                     1,000                     33,688
      US Bancorp                                         5,483                    121,654
      Wachovia Corp                                      1,534                     98,272
      Wells Fargo                                       12,366                    494,640
=========================================================================================
                                                                                4,405,142
2.01  BEVERAGES
      Anheuser-Busch Cos                                 3,522                    237,735
      Brown-Forman Corp Class B Shrs                       500                     27,969
      Coca-Cola Co                                      18,624                  1,069,716
      Coca-Cola Enterprises                              3,100                     78,275
      Coors (Adolph) Co Class B Shrs                       200                      9,700
      PepsiCo Inc                                       10,996                    375,239
=========================================================================================
                                                                                1,798,634
0.63  BIOTECHNOLOGY
      Amgen Inc(a)                                       7,348                    467,976
      Biogen Inc(a)                                      1,100                     94,875
=========================================================================================
                                                                                  562,851
0.62  BROADCASTING
      CBS Corp(a)                                        5,767                    336,288
      Clear Channel Communications(a)                    2,528                    218,356
=========================================================================================
                                                                                  554,644
0.29  BUILDING MATERIALS
      Armstrong World Industries                           300                      6,862
      Crane Co                                             450                      8,803
      Lowe's Cos                                         2,830                    126,289
      Masco Corp                                         3,216                     64,119
      Owens Corning                                        400                      6,425
      Sherwin-Williams Co                                1,124                     19,811


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Vulcan Materials                                     700        $            29,619
=========================================================================================
                                                                                  261,928
0.74  CABLE
      Comcast Corp Class A Shrs                          6,498                    298,908
      MediaOne Group(a)                                  4,585                    364,507
=========================================================================================
                                                                                  663,415
1.20  CHEMICALS
      Air Products & Chemicals                           1,744                     51,666
      Dow Chemical                                       1,649                    192,108
      du Pont (E I) de Nemours                           8,722                    514,598
      Eastman Chemical                                     511                     20,376
      Englehard Corp                                       820                     13,069
      Grace (W R) & Co                                     520                      6,142
      Great Lakes Chemical                                 400                     13,250
      Hercules Inc                                         713                     12,210
      PPG Industries                                     1,217                     67,011
      Praxair Inc                                        1,122                     45,511
      Rohm & Haas                                        1,576                     66,586
      Sigma-Aldrich Corp                                   714                     23,919
      Union Carbide                                        917                     51,352
=========================================================================================
                                                                                1,077,798
4.47  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                          1,100                     72,531
      Advanced Micro Devices(a)                          1,020                     36,975
      Andrew Corp(a)                                       513                     11,799
      Comverse Technology(a)                               400                     57,350
      Lucent Technologies                               23,599                  1,303,845
      Motorola Inc                                       5,336                    729,698
      Nortel Networks                                   10,044                    960,458
      QUALCOMM Inc(a)                                    5,000                    635,000
      Scientific-Atlanta Inc                               511                     39,379
      Tellabs Inc(a)                                     2,938                    158,652
=========================================================================================
                                                                                4,005,687
9.80  COMPUTER RELATED
      Adaptec Inc(a)                                       700                     36,662
      Apple Computer(a)                                  1,218                    126,367
      Cabletron Systems(a)                               1,222                     31,390
      Cisco Systems(a)                                  24,582                  2,691,729
      Compaq Computer                                   12,785                    349,989
      Dell Computer(a)                                  19,112                    737,006
      EMC Corp(a)                                        7,652                    814,938
      Gateway Inc(a)                                     2,300                    140,731
      Hewlett-Packard Co                                 7,683                    831,685

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      International Business Machines                   13,576        $         1,523,057
      Lexmark International Group Class A Shrs(a)          900                     84,825
      NCR Corp(a)                                          700                     26,950
      Network Appliance(a)                               1,000                    100,375
      Novell Inc(a)                                      2,549                     85,073
      Seagate Technology(a)                              1,534                     61,456
      Silicon Graphics(a)                                1,426                     13,814
      Sun Microsystems(a)                               11,708                    919,810
      3Com Corp(a)                                       2,448                    124,236
      Unisys Corp(a)                                     2,325                     74,109
=========================================================================================
                                                                                8,774,202
6.85  COMPUTER SOFTWARE & SERVICES
      Adobe Systems                                        820                     45,151
      Autodesk Inc                                         400                     12,225
      BMC Software(a)                                    1,800                     68,175
      Citrix Systems(a)                                    600                     82,350
      Computer Associates International                  4,076                    279,970
      Compuware Corp(a)                                  2,600                     55,087
      Microsoft Corp(a)                                 38,770                  3,794,614
      Oracle Corp(a)                                    21,432                  1,070,595
      Parametric Technology(a)                           1,936                     41,503
      Peoplesoft Inc(a)                                  1,947                     43,808
      Yahoo! Inc(a)                                      2,000                    644,125
=========================================================================================
                                                                                6,137,603
0.45  CONGLOMERATES
      Fortune Brands                                     1,124                     32,596
      Monsanto Co                                        4,789                    169,112
      National Service Industries                          300                      7,463
      Unilever NV New York Registered Shrs               4,153                    192,076
=========================================================================================
                                                                                  401,247
0.21  CONSUMER FINANCE
      Countrywide Credit Industries                        815                     21,190
      Household International                            3,552                    125,208
      SLM Holding                                        1,100                     42,831
=========================================================================================
                                                                                  189,229
0.01  CONSUMER-- JEWELRY, NOVELTIES & GIFTS
      Jostens Inc                                          200                      4,687
=========================================================================================
0.13  CONTAINERS
      Ball Corp                                            200                      7,275
      Bemis Co                                             400                     12,625
      Crown Cork & Seal                                    818                     16,616
      Owens-Illinois Inc(a)                              1,020                     18,679


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Sealed Air(a)                                        519        $            29,129
      Temple-Inland Inc                                    400                     22,375
      Tupperware Corp                                      400                      6,525
=========================================================================================
                                                                                  113,224
0.03  DISTRIBUTION
      Pactiv Corp(a)                                     1,324                     12,247
      SUPERVALU Inc                                        900                     16,200
=========================================================================================
                                                                                   28,447
1.73  ELECTRIC UTILITIES
      AES Corp(a)                                        1,600                    128,200
      Ameren Corp                                          914                     29,762
      American Electric Power                            1,325                     44,387
      Carolina Power & Light                             1,121                     36,152
      Central & South West                               1,630                     32,906
      CINergy Corp                                       1,122                     27,910
      CMS Energy                                           800                     24,000
      Consolidated Edison                                1,654                     54,065
      Constellation Energy Group                         1,021                     30,758
      Dominion Resources                                 2,071                     86,464
      DTE Energy                                         1,020                     35,445
      Duke Energy                                        2,636                    152,229
      Edison International                               2,653                     76,937
      Entergy Corp                                       1,834                     45,735
      FirstEnergy Corp                                   1,732                     39,403
      Florida Progress                                     700                     29,662
      FPL Group                                          1,219                     51,427
      GPU Inc                                              817                     23,693
      New Century Energies                                 800                     23,150
      Niagara Mohawk Holdings(a)                         1,320                     16,583
      Northern States Power                              1,200                     23,100
      PECO Energy                                        1,431                     59,565
      PG&E Corp                                          2,761                     60,569
      Pinnacle West Capital                                600                     18,525
      PP&L Resources                                     1,023                     23,721
      Public Service Enterprise Group                    1,632                     56,100
      Reliant Energy                                     2,240                     51,100
      Southern Co                                        5,096                    130,585
      Texas Utilities                                    2,062                     72,943
      Unicom Corp                                        1,630                     63,774
=========================================================================================
                                                                                1,548,850
4.23  ELECTRICAL EQUIPMENT
      Emerson Electric                                   3,291                    181,211
      General Electric                                  24,649                  3,287,560
      Grainger (W W) Inc                                   626                     30,009
      Molex Inc                                          1,100                     55,962


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Rockwell International                             1,337        $            66,098
      Solectron Corp(a)                                  2,100                    152,513
      Thomas & Betts                                       400                     12,175
=========================================================================================
                                                                                3,785,528
0.15  ELECTRONICS
      PE Corp-PE Biosystems Group                          700                    104,825
      PerkinElmer Inc                                      300                     15,019
      Tektronix Inc                                        300                     12,169
      Teledyne Technologies(a)                             189                      1,748
=========================================================================================
                                                                                  133,761
4.20  ELECTRONICS -- SEMICONDUCTOR
      Analog Devices(a)                                  1,200                    112,200
      Conexant Systems(a)                                1,500                    126,750
      Intel Corp                                        25,148                  2,488,080
      LSI Logic(a)                                       1,020                     83,385
      Micron Technology(a)                               1,930                    120,022
      National Semiconductor(a)                          1,323                     69,458
      Texas Instruments                                  6,012                    648,545
      Xilinx Inc(a)                                      2,400                    109,800
=========================================================================================
                                                                                3,758,240
0.03  ENGINEERING & CONSTRUCTION
      Fluor Corp                                           512                     20,448
      McDermott International                              400                      3,950
=========================================================================================
                                                                                   24,398
2.02  ENTERTAINMENT
      Disney (Walt) Co                                  15,529                    563,897
      Seagram Co Ltd                                     3,150                    182,897
      Time Warner                                        9,636                    770,278
      Viacom Inc Class B Shrs(a)                         5,198                    287,839
=========================================================================================
                                                                                1,804,911
0.59  EQUIPMENT -- SEMICONDUCTOR
      Applied Materials(a)                               2,751                    377,575
      KLA-Tencor Corp(a)                                 1,224                     71,757
      Teradyne Inc(a)                                    1,200                     77,700
=========================================================================================
                                                                                  527,032
3.63  FINANCIAL
      American Express                                   3,405                    561,187
      Associates First Capital Class A Shrs              5,432                    108,640
      Capital One Financial                              1,500                     61,500
      Citigroup Inc                                     25,379                  1,457,706
      Fannie Mae                                         7,697                    461,339
      Franklin Resources                                 1,900                     67,806
      Freddie Mac                                        5,256                    263,785

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      MBIA Inc                                             712        $            35,644
      MBNA Corp                                          6,043                    152,586
      Providian Financial                                  919                     77,541
=========================================================================================
                                                                                3,247,734
1.15  FOODS
      Archer-Daniels-Midland Co                          4,618                     54,261
      Bestfoods Inc                                      2,088                     90,828
      Campbell Soup                                      3,100                     97,456
      ConAgra Inc                                        3,566                     76,223
      General Mills                                      2,208                     68,862
      Heinz (H J) Co                                     2,741                    101,931
      Hershey Foods                                        994                     42,245
      Kellogg Co                                         3,070                     74,447
      Nabisco Group Holdings                             2,500                     21,563
      Quaker Oats                                          919                     54,566
      Ralston Purina Group                               2,410                     67,631
      Sara Lee                                           6,830                    125,928
      Sysco Corp                                         2,524                     89,760
      Wrigley (William) Jr Co                              776                     60,528
=========================================================================================
                                                                                1,026,229
0.11  FOOTWEAR
      NIKE Inc Class B Shrs                              2,091                     95,141
      Reebok International Ltd(a)                          400                      2,950
=========================================================================================
                                                                                   98,091
0.04  GAMING
      Harrah's Entertainment(a)                            914                     18,223
      Mirage Resorts(a)                                  1,325                     16,562
=========================================================================================
                                                                                   34,785
0.14  GOLD & PRECIOUS METALS MINING
      Barrick Gold                                       2,852                     46,702
      Freeport-McMoran Copper & Gold Class B Shrs(a)     1,127                     19,652
      Homestake Mining                                   1,920                     12,720
      Newmont Mining                                     1,122                     22,861
      Placer Dome                                        2,433                     21,897
=========================================================================================
                                                                                  123,832
0.03  HARDWARE & TOOLS
      Snap-On Inc                                          400                     10,750
      Stanley Works                                        612                     15,377
=========================================================================================
                                                                                   26,127
7.95  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Abbott Laboratories                               11,604                    378,580
      Allergan Inc                                       1,000                     57,000
      ALZA Corp(a)                                         692                     24,696
      American Home Products                             9,854                    463,754


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Bristol-Myers Squibb                              14,906        $           983,796
      Johnson & Johnson                                 10,483                    902,193
      Lilly (Eli) & Co                                   8,228                    550,248
      Longs Drug Stores                                    300                      6,450
      Merck & Co                                        17,574                  1,385,051
      Pfizer Inc                                        29,147                  1,060,222
      Pharmacia & Upjohn                                 3,933                    184,851
      Schering-Plough Corp                              11,062                    486,728
      Warner-Lambert Co                                  6,437                    611,113
      Watson Pharmaceuticals(a)                            600                     24,188
=========================================================================================
                                                                                7,118,870
1.49  HEALTH CARE RELATED
      Bard (C R) Inc                                       300                     13,425
      Bausch & Lomb                                        400                     24,800
      Baxter International                               2,184                    139,503
      Becton Dickinson & Co                              1,734                     45,409
      Biomet Inc                                           716                     28,506
      Boston Scientific(a)                               3,156                     65,487
      Cardinal Health                                    2,019                     96,533
      Columbia/HCA Healthcare                            4,090                    111,708
      Guidant Corp(a)                                    2,294                    120,722
      HEALTHSOUTH Corp(a)                                2,855                     15,702
      Humana Inc(a)                                      1,123                      8,984
      Mallinckrodt Inc                                     410                     11,813
      Manor Care(a)                                        700                      9,319
      McKesson HBOC                                      2,086                     42,893
      Medtronic Inc                                      9,016                    412,482
      Quintiles Transnational(a)                           800                     21,150
      Shared Medical Systems                               200                      8,850
      St Jude Medical(a)                                   613                     15,210
      Tenet Healthcare(a)                                2,300                     52,325
      United Healthcare                                  1,224                     64,872
      Wellpoint Health Networks(a)                         400                     27,200
=========================================================================================
                                                                                1,336,893
0.02  HOMEBUILDING
      Centex Corp                                          400                      8,800
      Kaufman & Broad Home                                 300                      6,506
      Pulte Corp                                           300                      5,231
=========================================================================================
                                                                                   20,537
0.09  HOUSEHOLD FURNITURE & APPLIANCES
      Leggett & Platt                                    1,500                     27,000
      Maytag Corp                                          613                     24,826
      Whirlpool Corp                                       500                     29,125
=========================================================================================
                                                                                   80,951


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

1.59  HOUSEHOLD PRODUCTS
      Black & Decker                                       613        $            24,558
      Clorox Co                                          1,636                     78,119
      Colgate-Palmolive Co                               4,388                    259,989
      Newell Rubbermaid                                  2,053                     61,590
      Procter & Gamble                                   9,882                    996,847
=========================================================================================
                                                                                1,421,103
2.58  INSURANCE
      Aetna Inc                                            998                     53,143
      AFLAC Inc                                          2,000                     86,875
      Allstate Corp                                      6,064                    140,609
      American General                                   1,860                    114,274
      American International Group                      11,670                  1,215,139
      Aon Corp                                           1,915                     49,551
      Chubb Corp                                         1,359                     76,444
      CIGNA Corp                                         1,347                     96,647
      Cincinnati Financial                               1,145                     32,919
      Conseco Inc                                        2,441                     37,225
      Hartford Financial Services Group                  1,556                     59,322
      Jefferson-Pilot Corp                                 715                     42,006
      Lincoln National                                   1,334                     49,275
      Loews Corp                                           776                     43,456
      MGIC Investment                                      775                     36,086
      Progressive Corp                                     519                     32,308
      SAFECO Corp                                          920                     22,540
      St Paul Cos                                        1,732                     52,285
      Torchmark Corp                                       920                     23,173
      UnumProvident Corp                                 1,830                     48,953
=========================================================================================
                                                                                2,312,230
0.21  INSURANCE BROKERS
      Marsh & McLennan                                   1,968                    184,992
=========================================================================================
1.32  INVESTMENT BANK/BROKER FIRM
      Bear Stearns                                         850                     35,062
      Lehman Brothers Holdings                             800                     57,200
      Merrill Lynch & Co                                 2,819                    244,548
      Morgan Stanley Dean Witter & Co                    8,378                    555,043
      Paine Webber Group                                 1,000                     38,438
      Price (T Rowe) Associates                            800                     31,100
      Schwab (Charles) Corp                              6,122                    220,775
=========================================================================================
                                                                                1,182,166
0.08  IRON & STEEL
      Allegheny Technologies                               662                     13,819
      Bethlehem Steel(a)                                   916                      6,240
      Nucor Corp                                           612                     30,447
      USX-US Steel Group                                   612                     15,224

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Worthington Industries                               614        $             8,865
=========================================================================================
                                                                                   74,595
0.24  LEISURE TIME
      Brunswick Corp                                       614                     11,628
      Carnival Corp                                      4,600                    207,287
=========================================================================================
                                                                                  218,915
0.09  LODGING -- HOTELS
      Hilton Hotels                                      2,735                     23,077
      Marriott International Class A Shrs                1,868                     58,025
=========================================================================================
                                                                                   81,102
0.44  MACHINERY
      Briggs & Stratton                                    200                      8,875
      Caterpillar Inc                                    2,644                    112,205
      Cooper Industries                                    617                     23,677
      Danaher Corp                                       1,000                     43,125
      Deere & Co                                         1,766                     77,152
      Dover Corp                                         1,446                     58,292
      Ingersoll-Rand Co                                  1,123                     52,851
      Milacron Inc                                         300                      3,619
      NACCO Industries Class A Shrs                        100                      5,075
      Timken Co                                            400                      6,525
=========================================================================================
                                                                                  391,396
1.63  MANUFACTURING
      Corning Inc                                        1,852                    285,671
      Eaton Corp                                           511                     36,505
      FMC Corp(a)                                          200                     10,750
      Illinois Tool Works                                2,187                    127,939
      ITT Industries                                       617                     19,513
      Millipore Corp                                       300                     12,844
      Minnesota Mining & Manufacturing                   3,068                    287,242
      Oak Industries(a)                                    100                     12,803
      Pall Corp                                            818                     15,082
      Parker-Hannifin Corp                                 716                     30,967
      Textron Inc                                        1,008                     60,165
      Thermo Electron(a)                                 1,121                     19,407
      Tyco International Ltd                            12,566                    537,197
=========================================================================================
                                                                                1,456,085
0.13  METALS MINING
      Alcan Aluminium Ltd                                1,532                     59,844
      Inco Ltd(a)                                        1,323                     25,137
      Phelps Dodge                                         579                     33,654
=========================================================================================
                                                                                  118,635
0.79  NATURAL GAS
      Coastal Corp                                       1,630                     60,106
      Columbia Energy Group                                550                     35,750


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                       VALUE

      Eastern Enterprises                                  200        $            11,437
      El Paso Energy                                     1,612                     51,987
      Enron Corp                                         5,418                    365,376
      NICOR Inc                                            300                     10,275
      ONEOK Inc                                            200                      5,225
      Peoples Energy                                       200                      6,250
      Sempra Energy                                      1,818                     33,747
      Williams Cos                                       3,310                    128,263
=========================================================================================
                                                                                  708,416
0.42  OFFICE EQUIPMENT & SUPPLIES
      Avery Dennison                                       814                     55,148
      IKON Office Solutions                              1,019                      8,216
      Office Depot(a)                                    2,500                     25,156
      Pitney Bowes                                       1,990                     97,510
      Staples Inc(a)                                     3,500                     83,344
      Xerox Corp                                         5,028                    104,960
=========================================================================================
                                                                                  374,334
5.55  OIL & GAS RELATED
      Amerada Hess                                         613                     32,604
      Anadarko Petroleum                                   900                     29,531
      Apache Corp                                          813                     29,674
      Ashland Inc                                          500                     16,281
      Atlantic Richfield                                 2,411                    185,647
      Baker Hughes                                       2,394                     58,952
      Burlington Resources                               1,825                     58,514
      Chevron Corp                                       4,931                    412,047
      Conoco Inc Class B Shrs                            4,695                    110,626
      Exxon Mobil                                       25,935                  2,165,573
      Halliburton Co                                     3,196                    115,056
      Kerr-McGee Corp                                      616                     34,111
      Occidental Petroleum                               2,647                     52,609
      Phillips Petroleum                                 1,873                     76,559
      Rowan Cos(a)                                         612                     13,885
      Royal Dutch Petroleum New York Registry
        1.25 Gldr Shrs                                  16,108                    886,947
      Schlumberger Ltd                                   4,125                    251,883
      Sunoco Inc                                           600                     13,838
      Texaco Inc                                         4,177                    220,859
      Tosco Corp                                         1,000                     25,688
      Transocean Sedco Forex                             1,440                     45,810
      Union Pacific Resources Group                      1,935                     21,285
      Unocal Corp                                        1,862                     53,300
      USX-Marathon Group                                 2,289                     58,799
=========================================================================================
                                                                                4,970,078
0.82  PAPER & FOREST PRODUCTS
      Boise Cascade                                        400                     14,150
      Champion International                               613                     35,860


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

      Fort James                                         1,537        $           41,115
      Georgia-Pacific Corp                               1,326                    54,034
      International Paper                                2,992                   142,494
      Kimberly-Clark Corp                                4,076                   252,457
      Louisiana-Pacific Corp                               715                     9,206
      Mead Corp                                            715                    26,634
      Potlatch Corp                                        200                     8,050
      Westvaco Corp                                        714                    19,590
      Weyerhaeuser Co                                    1,731                    99,316
      Willamette Industries                                716                    29,356
========================================================================================
                                                                                 732,262
0.44  PERSONAL CARE
      Alberto-Culver Co Class B Shrs                       400                     9,825
      Avon Products                                      1,774                    56,435
      Gillette Co                                        8,036                   302,354
      International Flavors & Fragrances                   715                    25,517
========================================================================================
                                                                                 394,131
0.17  PHOTOGRAPHY & IMAGING
      Eastman Kodak                                      2,313                   143,117
      Polaroid Corp                                        300                     7,125
========================================================================================
                                                                                 150,242
0.10  POLLUTION CONTROL
      Allied Waste Industries(a)                         1,300                     8,369
      Waste Management                                   4,653                    81,428
========================================================================================
                                                                                  89,797
0.56  PUBLISHING
      American Greetings Class A Shrs                      410                     9,071
      Donnelley (R R) & Sons                               820                    17,989
      Dow Jones & Co                                       613                    38,006
      Gannett Co                                         2,086                   144,977
      Harcourt General                                     510                    20,400
      Knight-Ridder Inc                                    512                    27,296
      McGraw-Hill Cos                                    1,328                    74,451
      Meredith Corp                                        400                    14,000
      New York Times Class A Shrs                        1,226                    56,013
      Times Mirror Series A Shrs                           413                    24,444
      Tribune Co                                         1,834                    77,372
========================================================================================
                                                                                 504,019
0.33  RAILROADS
      Burlington Northern Santa Fe                       3,309                    79,623
      CSX Corp                                           1,643                    48,058
      Kansas City Southern Industries                      700                    48,431
      Norfolk Southern                                   2,753                    46,801
      Union Pacific                                      1,862                    74,480
========================================================================================
                                                                                 297,393


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

0.49  RESTAURANTS
      Darden Restaurants                                   921        $           14,621
      McDonald's Corp                                   10,204                   379,461
      Tricon Global Restaurants(a)                       1,021                    29,226
      Wendy's International                                818                    15,389
========================================================================================
                                                                                 438,697
5.50  RETAIL
      Albertson's Inc                                    3,066                    93,896
      Bed Bath & Beyond(a)                               1,100                    29,906
      Best Buy(a)                                        1,400                    66,850
      Circuit City Stores-Circuit City Group             1,528                    58,828
      Consolidated Stores(a)                               729                    10,388
      Costco Wholesale(a)                                3,080                   150,727
      CVS Corp                                           2,826                    98,733
      Dillard's Inc Class A Shrs                           715                    13,719
      Dollar General                                     1,918                    40,757
      Federated Department Stores(a)                     1,438                    59,857
      Gap Inc                                            6,394                   285,732
      Great Atlantic & Pacific Tea                         300                     8,287
      Home Depot                                        17,290                   979,046
      Kmart Corp(a)                                      3,568                    29,882
      Kohl's Corp(a)                                     1,100                    77,137
      Kroger Co(a)                                       6,234                   108,316
      Limited Inc                                        1,479                    45,387
      May Department Stores                              2,428                    75,571
      Nordstrom Inc                                      1,000                    22,000
      Penney (J C) Co                                    1,864                    36,581
      Rite Aid                                           1,934                    13,659
      Safeway Inc(a)                                     3,700                   141,294
      Sears Roebuck & Co                                 2,757                    85,295
      Tandy Corp                                         1,328                    64,906
      Target Corp                                        3,186                   210,475
      TJX Cos                                            2,346                    38,269
      Toys "R" Us(a)                                     1,840                    18,975
      Walgreen Co                                        7,546                   208,458
      Wal-Mart Stores                                   33,460                 1,831,935
      Water Pik Technologies(a)                             66                       561
      Winn-Dixie Stores                                  1,021                    20,675
========================================================================================
                                                                               4,926,102
0.16  SAVINGS & LOAN
      Golden West Financial                              1,245                    36,650
      Washington Mutual                                  4,361                   110,660
========================================================================================
                                                                                 147,310

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

2.61  SERVICES
      America Online(a)                                 16,800        $          956,550
      Automatic Data Processing                          4,684                   222,197
      Block (H & R) Inc                                    615                    26,522
      Cendant Corp(a)                                    5,319                   107,377
      Ceridian Corp(a)                                   1,022                    16,352
      Computer Sciences(a)                               1,302                   119,621
      Deluxe Corp                                          511                    13,669
      Dun & Bradstreet                                   1,124                    28,311
      Ecolab Inc                                         1,000                    35,187
      Electronic Data Systems                            3,500                   236,687
      Equifax Inc                                        1,021                    21,951
      First Data                                         3,060                   150,131
      IMS Health                                         2,312                    51,876
      Interpublic Group of Cos                           2,136                    98,256
      Omnicom Group                                      1,343                   125,822
      Paychex Inc                                        1,800                    79,313
      Ryder System                                         500                    11,031
      Service Corp International                         1,965                     8,965
      Young & Rubicam                                      500                    26,938
========================================================================================
                                                                               2,336,756
0.71  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)              2,700                   287,213
      Sprint Corp-PCS Group Series 1 Shrs(a)             3,191                   351,209
========================================================================================
                                                                                 638,422
3.31  TELECOMMUNICATIONS -- LONG DISTANCE
      AT&T Corp                                         24,079                 1,270,167
      Global Crossing Ltd(a)                             5,697                   289,123
      MCI WorldCom(a)                                   21,377                   982,006
      Sprint Corp                                        6,564                   424,609
========================================================================================
                                                                               2,965,905
3.90  TELEPHONE
      ALLTEL Corp                                        2,270                   151,522
      Bell Atlantic                                     11,720                   725,907
      BellSouth Corp                                    14,202                   668,382
      CenturyTel Inc                                     1,100                    42,075
      GTE Corp                                           7,329                   537,307
      SBC Communications                                25,672                 1,107,105
      US WEST                                            3,843                   255,560
========================================================================================
                                                                               3,487,858
0.04  TEXTILE -- APPAREL MANUFACTURING
      Liz Claiborne                                        400                    13,525
      Russell Corp                                         200                     2,988

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

      VF Corp                                              817        $           21,191
========================================================================================
                                                                                  37,704
0.00  TEXTILE -- HOME FURNISHINGS
      Springs Industries Class A Shrs                      100                     3,638
========================================================================================
0.45  TOBACCO
      Philip Morris                                     17,792                   372,520
      UST Inc                                            1,226                    28,121
========================================================================================
                                                                                 400,641
0.06  TOYS
      Hasbro Inc                                         1,477                    22,155
      Mattel Inc                                         3,191                    33,306
========================================================================================
                                                                                  55,461
0.08  TRUCKS & PARTS
      Delphi Automotive Systems                          4,230                    73,232
========================================================================================
      TOTAL COMMON STOCKS (Cost $77,006,897)                                  87,497,191
========================================================================================
2.28  SHORT-TERM INVESTMENTS
0.35  US GOVERNMENT OBLIGATIONS
      US Treasury Bills, 6/22/2000(c) (Amortized
        Cost $313,726)                           $     320,000                   313,726
========================================================================================
1.93  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 1/31/2000 due 2/1/2000 at 5.580%,
        repurchased at $1,730,268 (Collateralized
        by US Treasury Notes, due 9/30/2000
        at 4.500%, value $1,767,121) (Cost
        $1,730,000)                              $   1,730,000                 1,730,000
========================================================================================
      TOTAL SHORT-TERM INVESTMENTS
       (Amortized Cost $2,043,726)                 2,043,726
========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $79,050,623)
       (Cost for Income Tax Purposes $79,050,708)                     $       89,540,917
========================================================================================

SMALL COMPANY GROWTH FUND
83.71 COMMON STOCKS
0.90  AEROSPACE & DEFENSE
      Titan Corp(a)                                    205,900        $        8,081,575
========================================================================================
0.28  AUTO PARTS
      O'Reilly Automotive(a)                           188,000                 2,467,500
========================================================================================
1.13  BANKS
      City National                                    289,180                10,085,152
========================================================================================
3.77  BIOTECHNOLOGY
      Celgene Corp(a)                                   93,600                 6,528,600
      Emisphere Technologies(a)                        265,700                10,063,387
      Enzon Inc(a)                                      85,600                 4,328,150
      Incyte Pharmaceuticals(a)                         41,900                 4,598,525
      Protein Design Labs(a)                            40,000                 3,265,000

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

      Trimeris Inc(a)                                   94,000        $        4,970,250
========================================================================================
                                                                              33,753,912
3.23  BROADCASTING
      Citadel Communications(a)                        153,500                 7,675,000
      Cumulus Media(a)                                 186,000                 7,265,625
      Emmis Communications Class A Shrs(a)              72,200                 6,385,187
      Regent Communications(a)                         243,200                 2,857,600
      Salem Communications Class A Shrs(a)             274,300                 4,731,675
========================================================================================
                                                                              28,915,087
7.46  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Airnet Communications(a)                         106,000                 3,498,000
      AudioCodes Ltd(a)                                 55,500                 3,101,063
      Digital Microwave(a)                             229,900                 7,356,800
      Gilat Satellite Networks Ltd(a)                   60,600                 6,469,050
      Harmonic Inc(a)                                   50,300                 4,844,519
      Natural MicroSystems(a)                          202,100                 7,768,219
      NICESystems Ltd Sponsored ADR Representing
        Ord Shrs(a)                                    118,000                 6,593,250
      Polycom Inc(a)                                   137,200                 8,283,450
      REMEC Inc(a)                                     434,150                 8,655,866
      Tekelec(a)                                       250,300                 5,975,913
      ViaSat Inc(a)                                     61,400                 4,167,525
========================================================================================
                                                                              66,713,655
2.71  COMPUTER RELATED
      Advanced Digital Information(a)                   82,200                 4,027,800
      C-COR.net Corp(a)                                117,200                 2,505,150
      Entrust Technologies(a)                           70,000                 3,316,250
      eSoft Inc(a)                                     125,700                 3,299,625
      Pilot Network Services(a)                        178,200                 4,510,688
      SkillSoft Corp(a)                                 41,700                   583,000
      Visual Networks(a)                                96,100                 6,042,288
========================================================================================
                                                                              24,285,601
16.82 COMPUTER SOFTWARE & SERVICES
      Accrue Software(a)                               103,600                 4,092,200
      AppNet Inc(a)                                    131,400                 6,093,675
      Aspect Development(a)                             79,500                 5,326,500
      BindView Development(a)                          159,200                 7,323,200
      Broadbase Software Inc(a)                         38,300                 3,375,187
      Business Objects SA Sponsored ADR Representing
        Ord Shrs(a)                                     49,000                 3,298,313
      CBT Group PLC Sponsored ADR Representing
        Ord Shrs(a)                                    160,000                 5,440,000

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

      DSET Corp(a)                                     235,000        $        7,285,000
      Exchange Applications(a)                          83,400                 7,276,650
      IONA Technologies PLC Sponsored ADR
        Representing Ord Shrs(a)                       239,600                11,381,000
      JDA Software Group(a)                            248,300                 4,966,000
      Macromedia Inc(a)                                 69,000                 4,722,188
      Mediaplex Inc(a)                                  51,000                 5,202,000
      Mercury Interactive(a)                            22,800                 2,493,750
      MICROS Systems(a)                                 67,200                 3,927,000
      Mission Critical Software(a)                     100,000                 5,750,000
      National Information Consortium(a)                98,300                 4,312,913
      NetIQ Corp(a)                                     70,200                 3,931,200
      NetObjects Inc(a)                                282,700                 5,866,025
      NetRatings Inc(a)                                 90,200                 3,337,400
      Open Market(a)                                   154,600                 7,961,900
      Peregrine Systems(a)                              48,100                 3,652,594
      Primus Knowledge Solutions(a)                     49,200                 3,686,925
      Quest Software(a)                                 30,700                 2,962,550
      S1 Corp(a)                                        59,000                 5,343,188
      Technology Solutions(a)                          109,500                 3,853,031
      Tumbleweed Communications(a)                      60,700                 3,048,279
      724 Solutions(a)                                  70,500                 4,785,188
      USinternetworking Inc(a)                          65,250                 2,838,375
      WorldGate Communications(a)                      160,000                 6,860,000
========================================================================================
                                                                             150,392,231
0.93  DISTRIBUTION
      Insight Enterprises(a)                           241,600                 8,335,200
========================================================================================
0.63  ELECTRICAL EQUIPMENT
      DII Group(a)                                      39,500                 3,071,125
      Universal Electronics(a)                          71,100                 2,595,150
========================================================================================
                                                                               5,666,275
0.67  ELECTRONICS
      Anaren Microwave(a)                              102,500                 6,034,687
========================================================================================
4.58  ELECTRONICS -- SEMICONDUCTOR
      ANADIGICS Inc(a)                                 140,600                10,922,862
      Cree Inc(a)                                       44,500                 4,188,562
      Galileo Technology Ltd(a)                        162,000                 2,602,125
      QLogic Corp(a)                                    18,800                 2,875,225
      Semtech Corp(a)                                  150,000                 9,000,000
      TranSwitch Corp(a)                               167,250                 8,310,234

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

      Zoran Corp(a)                                     67,000        $        3,056,875
========================================================================================
                                                                              40,955,883
2.58  EQUIPMENT -- SEMICONDUCTOR
      Advanced Energy Industries(a)                     93,900                 4,777,162
      Asyst Technologies(a)                             53,200                 3,857,000
      Brooks Automation(a)                             114,100                 5,819,100
      Cymer Inc(a)                                      70,000                 3,858,750
      LTX Corp(a)                                      160,800                 4,773,750
========================================================================================
                                                                              23,085,762
0.57  GAMING
      Harrah's Entertainment(a)                        253,800                 5,060,137
========================================================================================
2.74  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Accredo Health(a)                                161,700                 5,012,700
      Alkermes Inc(a)                                   65,400                 4,336,838
      DUSA Pharmaceuticals(a)                          262,100                 6,372,306
      Jones Pharmaceutical                              88,600                 5,144,337
      NPS Pharmaceuticals(a)                           266,300                 3,661,625
========================================================================================
                                                                              24,527,806
3.30  HEALTH CARE RELATED
      Aspect Medical Systems(a)                         12,100                   338,800
      Caliper Technologies(a)                           36,900                 5,108,344
      Eclipsys Corp(a)                                 145,200                 3,639,075
      Invitrogen Corp(a)                                58,300                 3,855,087
      Molecular Devices Corp(a)                         97,400                 4,772,600
      Professional Detailing(a)                        247,200                 6,674,400
      Province Healthcare(a)                           191,800                 5,082,700
========================================================================================
                                                                              29,471,006
0.77  INVESTMENT BANK/BROKER FIRM
      Affiliated Managers Group(a)                     200,000                 6,925,000
========================================================================================
1.11  LEISURE TIME
      Intrawest Corp                                   295,000                 3,871,875
      Steiner Leisure Ltd(a)                           345,000                 6,059,063
========================================================================================
                                                                               9,930,938
4.81  OIL & GAS RELATED
      Atwood Oceanics(a)                               156,800                 6,399,400
      Basin Exploration(a)                             272,500                 3,695,781
      Dril-Quip Inc(a)                                 173,200                 5,466,625
      Evergreen Resources(a)                           205,100                 4,569,886
      Louis Dreyfus Natural Gas(a)                     369,200                 6,599,450

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

      Newfield Exploration(a)                          185,600        $        5,104,000
      Precision Drilling(a)                            288,000                 7,362,000
      Unit Corp(a)                                     508,000                 3,810,000
========================================================================================
                                                                              43,007,142
0.54  PERSONAL CARE
      Playtex Products(a)                              380,000                 4,797,500
========================================================================================
3.11  RETAIL
      Callaway Golf                                    516,500                 6,585,375
      Cost Plus(a)                                     162,500                 2,721,875
      E-Stamp Corp(a)                                  138,700                 2,357,900
      Men's Wearhouse(a)                               292,200                 6,976,275
      Pacific Sunwear of California(a)                 181,300                 5,325,688
      Wild Oats Markets(a)                             232,150                 3,830,475
========================================================================================
                                                                              27,797,588
13.06 SERVICES
      AGENCY.com Inc(a)                                 87,200                 3,215,500
      AHL Services(a)                                  193,450                 3,071,019
      Corporate Executive Board(a)                      41,700                 2,142,337
      Digital Impact Inc(a)                            120,000                 5,760,000
      Getty Images(a)                                  190,300                 7,421,700
      HotJobs.com Ltd(a)                               221,400                 6,171,525
      Interep National Radio Sales Class A Shrs(a)     351,700                 4,660,025
      InterVoice-Brite Inc(a)                          256,200                 6,661,200
      IntraNet Solutions(a)                            203,300                 7,064,675
      Intraware Inc(a)                                  45,000                 2,295,000
      ISS Group(a)                                      80,000                 5,295,000
      Jack Henry & Associates                          128,120                 7,334,870
      Jupiter Communications(a)                        137,500                 3,437,500
      Metamor Worldwide(a)                             212,900                 6,014,425
      NCO Group(a)                                     265,700                 6,127,706
      Pegasus Systems(a)                                54,300                 1,466,100
      Precision Response Corp(a)                       215,700                 5,459,906
      PROVANT Inc(a)                                   193,200                 4,033,050
      QRS Corp(a)                                       34,500                 2,492,625
      Quintus Corp(a)                                  106,300                 3,587,625
      Regis Corp                                       392,600                 6,919,575
      TSI International Software Ltd(a)                117,500                 7,204,219
      24/7 Media(a)                                    146,000                 8,960,750
========================================================================================
                                                                             116,796,332

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

1.80  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      interWAVE Communications International Ltd(a)     16,800        $          613,200
      Pinnacle Holdings(a)                             290,000                12,306,875
      Proxim Inc(a)                                     36,800                 3,144,100
========================================================================================
                                                                              16,064,175
3.89  TELECOMMUNICATIONS -- LONG DISTANCE
      Deltathree.com Inc Class A Shrs(a)               249,400                10,971,817
      Dycom Industries(a)                              175,650                 7,552,950
      Esat Telecom Group PLC Sponsored ADR
        Representing 2 Ord Shrs(a)                      60,700                 5,914,456
      FirstCom Corp(a)                                 167,800                 4,520,112
      Viatel Inc(a)                                    157,300                 5,810,269
========================================================================================
                                                                              34,769,604
0.99  TELEPHONE
      CTC Communications Group(a)                      172,800                 6,771,600
      Inet Technologies(a)                              51,200                 2,088,001
========================================================================================
                                                                               8,859,601
0.24  TEXTILE -- APPAREL MANUFACTURING
      Quiksilver Inc(a)                                176,500                 2,140,063
========================================================================================
0.58  TEXTILE -- HOME FURNISHINGS
      Linens 'n Things(a)                              266,600                 5,232,025
========================================================================================
0.51  TOYS
      JAKKS Pacific(a)                                 277,200                 4,530,491
========================================================================================
      TOTAL COMMON STOCKS (Cost $599,785,145)                                748,681,928
========================================================================================
16.29 SHORT-TERM INVESTMENTS
12.30 COMMERCIAL PAPER
3.36  CONSUMER FINANCE
      Household Finance, 5.506%, 2/1/2000        $  30,000,000                30,000,000
========================================================================================
4.47  RETAIL
      Sears Roebuck Acceptance, 5.706%, 2/4/2000 $  40,000,000                40,000,000
========================================================================================
4.47  SERVICES
      Hertz Corp, 5.506%, 2/3/2000               $  40,000,000                40,000,000
========================================================================================
        TOTAL COMMERCIAL PAPER (Cost $110,000,000)                           110,000,000
========================================================================================
3.99  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 1/31/2000 due 2/1/2000 at 5.580%,
        repurchased at $35,684,530 (Collateralized
        by US Treasury Notes, due 9/30/2000 at
        4.500%, value $36,406,704)
        (Cost $35,679,000)                       $  35,679,000                35,679,000
========================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $145,679,000)                       145,679,000
========================================================================================


                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $745,464,145)
       (Cost for Income Tax Purposes $745,903,475)                    $      894,360,928
========================================================================================

VALUE EQUITY FUND
100.00 COMMON STOCKS
1.00   AEROSPACE & DEFENSE
       United Technologies                              53,400        $        2,826,863
========================================================================================
0.44   AUTO PARTS
       Johnson Controls                                 22,500                 1,243,125
========================================================================================
2.01   AUTOMOBILES
       Ford Motor                                      113,600                 5,651,600
========================================================================================
6.16   BANKS
       Bank of America                                 111,364                 5,394,194
       Chase Manhattan                                  71,600                 5,759,325
       FleetBoston Financial                            79,700                 2,505,569
       PNC Bank                                         33,400                 1,603,200
       State Street                                     26,000                 2,084,875
========================================================================================
                                                                              17,347,163
1.60   BEVERAGES
       Anheuser-Busch Cos                               66,500                 4,488,750
========================================================================================
2.32   BUILDING MATERIALS
       Lowe's Cos                                       58,800                 2,623,950
       Sherwin-Williams Co                             132,700                 2,338,838
       Vulcan Materials                                 36,900                 1,561,331
========================================================================================
                                                                               6,524,119
1.99   CABLE
       MediaOne Group(a)                                70,500                 5,604,750
========================================================================================
1.74   CHEMICALS
       Dow Chemical                                     26,300                 3,063,950
       Praxair Inc                                      45,500                 1,845,594
========================================================================================
                                                                               4,909,544
1.45   COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
       ADC Telecommunications(a)                        43,000                 2,835,312
       Tellabs Inc(a)                                   23,300                 1,258,200
========================================================================================
                                                                               4,093,512
4.90   COMPUTER RELATED
       Adaptec Inc(a)                                   38,500                 2,016,438
       Hewlett-Packard Co                               30,800                 3,334,100
       International Business Machines                  32,500                 3,646,094
       Sun Microsystems(a)                              40,500                 3,181,781
       Unisys Corp(a)                                   50,800                 1,619,250
========================================================================================
                                                                              13,797,663

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

6.81  COMPUTER SOFTWARE & SERVICES
      Cadence Design Systems(a)                        109,100        $        2,250,188
      Computer Associates International                 78,325                 5,379,948
      Compuware Corp(a)                                108,400                 2,296,725
      Microsoft Corp(a)                                 34,700                 3,396,262
      Oracle Corp(a)                                    94,100                 4,700,589
      Synopsys Inc(a)                                   24,900                 1,150,069
========================================================================================
                                                                              19,173,781
1.07  CONSUMER FINANCE
      Household International                           85,700                 3,020,925
========================================================================================
0.53  DISTRIBUTION
      SUPERVALU Inc                                     83,200                 1,497,600
========================================================================================
1.68  ELECTRIC UTILITIES
      DTE Energy                                        49,000                 1,702,750
      GPU Inc                                           45,000                 1,305,000
      Southern Co                                       67,000                 1,716,875
========================================================================================
                                                                               4,724,625
4.11  ELECTRICAL EQUIPMENT
      Emerson Electric                                  42,700                 2,351,169
      General Electric                                  69,200                 9,229,550
========================================================================================
                                                                              11,580,719
2.83  ELECTRONICS -- SEMICONDUCTOR
      Intel Corp                                        80,400                 7,954,575
========================================================================================
3.36  FINANCIAL
      Citigroup Inc                                     79,000                 4,537,562
      Fannie Mae                                        55,400                 3,320,537
      Freddie Mac                                       31,600                 1,585,925
========================================================================================
                                                                               9,444,024
0.51  FOODS
      SYSCO Corp                                        40,400                 1,436,725
========================================================================================
11.08 HEALTH CARE DRUGS -- PHARMACEUTICALS
      Abbott Laboratories                               47,800                 1,559,475
      American Home Products                            70,300                 3,308,494
      Bristol-Myers Squibb                              91,400                 6,032,400
      Johnson & Johnson                                 51,400                 4,423,612
      Lilly (Eli) & Co                                  43,300                 2,895,687
      Merck & Co                                        70,200                 5,532,637
      Schering-Plough Corp                              68,000                 2,992,000
      Warner-Lambert Co                                 46,800                 4,443,075
========================================================================================
                                                                              31,187,380
1.13  HEALTH CARE RELATED
      Biomet Inc                                        48,900                 1,946,831

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

      Quintiles Transnational(a)                        46,500        $        1,229,344
========================================================================================
                                                                               3,176,175
0.60  HOUSEHOLD FURNITURE & APPLIANCES
      Whirlpool Corp                                    29,000                 1,689,250
========================================================================================
1.59  HOUSEHOLD PRODUCTS
      Procter & Gamble                                  44,300                 4,468,762
========================================================================================
5.10  INSURANCE
      American General                                  64,000                 3,932,000
      American International Group                      55,281                 5,756,134
      MGIC Investment                                  100,000                 4,656,250
========================================================================================
                                                                              14,344,384
1.67  INSURANCE BROKERS
      Marsh & McLennan                                  50,000                 4,700,000
========================================================================================
0.70  IRON & STEEL
      Nucor Corp                                        39,600                 1,970,100
========================================================================================
4.64  MANUFACTURING
      Illinois Tool Works                               61,515                 3,598,627
      Minnesota Mining & Manufacturing                  33,400                 3,127,075
      Textron Inc                                       45,500                 2,715,781
      Tyco International Ltd                            64,200                 2,744,550
      York International                                36,300                   873,469
========================================================================================
                                                                              13,059,502
0.96  OFFICE EQUIPMENT & SUPPLIES
      Office Depot(a)                                  153,300                 1,542,581
      Xerox Corp                                        56,100                 1,171,088
========================================================================================
                                                                               2,713,669
8.30  OIL & GAS RELATED
      Atlantic Richfield                                38,000                 2,926,000
      Chevron Corp                                      36,400                 3,041,675
      Exxon Mobil                                      113,190                 9,451,365
      Phillips Petroleum                                36,100                 1,475,588
      Repsol SA Sponsored ADR Representing Ord Shrs     84,200                 1,599,800
      Royal Dutch Petroleum New York Registry 1.25
        Gldr Shrs                                       88,304                 4,862,239
========================================================================================
                                                                              23,356,667
2.84  PAPER & FOREST PRODUCTS
      International Paper                               60,500                 2,881,312
      Kimberly-Clark Corp                               82,700                 5,122,231
========================================================================================
                                                                               8,003,543
0.53  PHOTOGRAPHY & IMAGING
      Eastman Kodak                                     23,900                 1,478,813
========================================================================================
1.23  PUBLISHING
      Gannett Co                                        50,000                 3,475,000
========================================================================================

                                                       SHARES OR
                                                       PRINCIPAL
%     DESCRIPTION                                      AMOUNT                      VALUE

1.06  RESTAURANTS
      McDonald's Corp                                   80,100        $        2,978,719
========================================================================================
2.32  RETAIL
      Albertson's Inc                                   81,400                 2,492,875
      Costco Wholesale(a)                               47,000                 2,300,063
      Dillard's Inc Class A Shrs                        89,800                 1,723,038
========================================================================================
                                                                               6,515,976
2.16  SERVICES
      Deluxe Corp                                       25,700                   687,475
      First Data                                       110,100                 5,401,781
========================================================================================
                                                                               6,089,256
4.72  TELECOMMUNICATIONS -- LONG DISTANCE
      AT&T Corp                                         57,400                 3,027,850
      MCI WorldCom(a)                                  144,450                 6,635,672
      Sprint Corp                                       56,000                 3,622,500
========================================================================================
                                                                              13,286,022
3.43  TELEPHONE
      ALLTEL Corp                                       21,700                 1,448,475
      Bell Atlantic                                     52,400                 3,245,525
      SBC Communications                                73,902                 3,187,024
      US WEST                                           26,700                 1,775,550
========================================================================================
                                                                               9,656,574
0.44  TEXTILE -- APPAREL MANUFACTURING
      Liz Claiborne                                     36,900                 1,247,681
========================================================================================
0.57  TOBACCO
      Philip Morris                                     77,100                 1,614,281
========================================================================================
0.42  TOYS
      Mattel Inc                                       112,500                 1,174,219
========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $215,744,021)(d)                                         $      281,506,036
========================================================================================

(a) Security is non-income producing.
(b) PHONES -- Participation Hybrid Option Notes Exchangeable Securities
(c) Security has been designated as collateral for futures  contracts.
(d) Also represents the cost for income tax purposes.

FUTURE CONTRACTS

OPEN AT JANUARY 31, 2000
--------------------------------------------------------------------------------
                                     NUMBER OF       FACE               MARKET
POSITION                             CONTRACTS       AMOUNT             VALUE
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
S&P 500 Index
  (Expires March 2000)       Long        7         $ 1,750           $ 2,451,750
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO STOCK FUNDS, INC.
JANUARY 31, 2000
UNAUDITED

                                          BLUE CHIP
                                             GROWTH                    DYNAMICS
                                               FUND                        FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                         $1,167,717,555          $    3,523,369,608
================================================================================
  At Value(a)                        $1,639,701,613          $    5,091,331,533
Cash                                            160                           0
Receivables:
  Investment Securities Sold             39,534,300                  85,653,844
  Fund Shares Sold                        8,480,387                  77,210,318
  Dividends and Interest                    485,864                     726,797
Prepaid Expenses and Other Assets           152,534                     221,504
================================================================================
TOTAL  ASSETS                         1,688,354,858               5,255,143,996
================================================================================
LIABILITIES
Payables:
  Custodian                                       0                   2,135,239
  Investment Securities Purchased        68,393,706                 135,659,477
  Fund Shares Repurchased                 1,395,283                  20,940,991
Accrued Distribution Expenses               321,998                     972,053
Accrued Expenses and Other Payables         108,730                      85,431
================================================================================
TOTAL LIABILITIES                        70,219,717                 159,793,191
================================================================================
NET ASSETS AT VALUE                  $1,618,135,141          $    5,095,350,805
================================================================================
NET ASSETS
Paid-in Capital(b)                   $1,032,853,090          $    3,440,244,113
Accumulated Undistributed
  (Distributions in Excess of) Net
  Investment Income                     (3,703,809)                 (4,885,492)
Accumulated Undistributed Net
  Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                          117,001,802                  92,030,187
Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                          471,984,058               1,567,961,997
================================================================================
NET ASSETS AT VALUE                  $1,618,135,141          $    5,095,350,805
================================================================================
Shares Outstanding                      204,604,084                 200,564,634
NET ASSET VALUE, Offering and
  Redemption Price per Share         $         7.91          $            25.41
================================================================================

(a)Investment securities at cost and value at January 31, 2000 include repurchase agreements of $4,397,000 and $1,179,000 for Blue Chip Growth and Dynamics Funds, respectively.

(b)The Fund has 3.5 billion authorized shares of common stocks, par value of $0.01 per share. Of such shares, 400 million have been allocated to Blue Chip Growth Fund and 300 million have been allocated to Dynamics Fund.

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
JANUARY 31, 2000
UNAUDITED

                                            INVESCO
                                           ENDEAVOR                     GROWTH &
                                               FUND                  INCOME FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                         $  230,407,688          $      140,012,917
================================================================================
  At Value(a)                        $  309,931,031          $      162,911,031
Cash                                         61,172                         126
Receivables:
  Investment Securities Sold                      0                   3,467,066
  Fund Shares Sold                        5,471,379                   2,135,540
  Dividends and Interest                     11,775                      81,748
Prepaid Expenses and Other Assets            37,597                      34,027
================================================================================
TOTAL ASSETS                            315,512,954                 168,629,538
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased         4,066,139                   7,217,007
  Fund Shares Repurchased                 1,823,574                     738,361
Accrued Distribution Expenses                60,235                      31,918
Accrued Expenses and Other Payables           1,508                       3,224
================================================================================
TOTAL LIABILITIES                         5,951,456                   7,990,510
================================================================================
NET ASSETS AT VALUE                  $  309,561,498          $      160,639,028
================================================================================
NET ASSETS
Paid-in Capital(b)                   $  228,801,966          $      132,822,201
Accumulated Undistributed Net
  Investment Loss                         (927,417)                   (357,666)
Accumulated Undistributed Net
  Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                            2,163,606                   5,276,379
Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                           79,523,343                  22,898,114
================================================================================
NET ASSETS AT VALUE                  $  309,561,498          $      160,639,028
================================================================================
Shares Outstanding                       13,260,623                   9,062,381
NET ASSET VALUE, Offering and
  Redemption Price per Share         $        23.34          $            17.73
================================================================================

(a)Investment securities at cost and value at January 31, 2000 includes a repurchase agreement of $14,029,000 for INVESCO Endeavor Fund.

(b)The Fund has 3.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to INVESCO Endeavor Fund and 100 million have been allocated to Growth & Income Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES CONTINUED

INVESCO STOCK FUNDS, INC.
JANUARY 31, 2000
UNAUDITED


                                                                        S&P 500
                                                                     INDEX FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                 $       79,050,623
================================================================================
  At Value(a)                                                $       89,540,917
Receivables:
  Investment Securities Sold                                             16,180
  Fund Shares Sold                                                      218,746
  Dividends and Interest                                                 29,450
  Variation Margin on Futures Contracts                                  58,123
Prepaid Expenses and Other Assets                                       187,860
================================================================================
TOTAL ASSETS                                                         90,051,276
================================================================================
LIABILITIES
Payables:
  Custodian                                                              44,366
  Distributions to Shareholders                                           1,350
  Investment Securities Purchased                                       321,513
  Fund Shares Repurchased                                               268,781
Accrued Distribution Expenses - Investor Class                           17,028
Accrued Expenses and Other Payables                                      13,138
================================================================================
TOTAL LIABILITIES                                                       666,176
================================================================================
NET ASSETS AT VALUE                                          $       89,385,100
================================================================================
NET ASSETS
Paid-in Capital(b)                                           $       78,674,567
Accumulated Undistributed Net Investment Income                              95
Accumulated Undistributed Net Realized Gain on
  Investment Securities, Foreign Currency Transactions
  and Futures Contracts                                                 298,098
Net Appreciation of Investment Securities and Futures
  Contracts                                                          10,412,340
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding        $       89,385,100
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                        $        4,744,435
================================================================================
  Investor Class                                             $       84,640,665
================================================================================
Shares Outstanding
  Institutional Class                                                   321,315
  Investor Class                                                      5,642,874
Net Asset Value, Offering and Redemption Price per Share
  Institutional Class                                        $            14.77
  Investor Class                                             $            15.00
================================================================================

(a)Investment securities at cost and value at January 31, 2000 includes a repurchase agreement of $1,730,000.

(b)The Fund has 3.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual class.


See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
JANUARY 31, 2000
UNAUDITED

                                              SMALL                       VALUE
                                            COMPANY                      EQUITY
                                        GROWTH FUND                        FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                         $  745,464,145          $      215,744,021
================================================================================
  At Value(a)                        $  894,360,928          $      281,506,036
Cash                                      5,291,010                           0
Receivables:
  Investment Securities Sold             11,342,345                  15,075,179
  Fund Shares Sold                       17,208,193                   3,176,611
  Dividends and Interest                     93,598                     373,088
Prepaid Expenses and Other Assets           139,882                     231,964
================================================================================
TOTAL ASSETS                            928,435,956                 300,362,878
================================================================================
LIABILITIES
Payables:
  Custodian                                       0                     149,720
  Distributions to Shareholders                   0                       1,635
  Investment Securities Purchased        26,242,938                   4,256,169
  Fund Shares Repurchased                 7,836,677                   3,799,716
Accrued Distribution Expenses               172,476                      62,047
Accrued Expenses and Other Payables          56,461                      38,529
================================================================================
TOTAL LIABILITIES                        34,308,552                   8,307,816
================================================================================
NET ASSETS AT VALUE                  $  894,127,404          $      292,055,062
================================================================================
NET ASSETS
Paid-in Capital(b)                   $  633,156,257          $      198,283,523
Accumulated Undistributed
  (Distribution in Excess of)
  Net Investment Income (Loss)          (1,501,480)                    (21,103)
Accumulated Undistributed Net
  Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                          113,575,844                  28,030,627
Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                          148,896,783                  65,762,015
================================================================================
NET ASSETS AT VALUE                  $  894,127,404          $      292,055,062
================================================================================
Shares Outstanding                       50,247,626                  11,419,988
NET ASSET VALUE, Offering and
  Redemption Price per Share         $        17.79          $            25.57
================================================================================

(a)Investment securities at cost and value at January 31, 2000 includes a repurchase agreement of $35,679,000 for Small Company Growth Fund.

(b)The Fund has 3.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to Small Company Growth Fund and 100 million have been allocated to Value Equity Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2000
UNAUDITED
                                          BLUE CHIP
                                             GROWTH                    DYNAMICS
                                               FUND                        FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                            $    3,471,029          $        3,878,720
Interest                                    156,835                   7,373,816
  Foreign Taxes Withheld                          0                    (27,142)
================================================================================
  TOTAL INCOME                            3,627,864                  11,225,394
================================================================================
EXPENSES
Investment Advisory Fees                  3,802,733                   8,500,046
Distribution Expenses                     1,769,397                   4,321,737
Transfer Agent Fees                         972,124                   1,917,611
Administrative Fees                         323,492                     782,913
Custodian Fees and Expenses                  77,693                     203,031
Directors' Fees and Expenses                 36,984                      69,666
Interest Expense                             39,793                           0
Professional Fees and Expenses               29,688                      48,953
Registration Fees and Expenses               96,073                     111,470
Reports to Shareholders                     190,522                     257,889
Other Expenses                               17,597                      35,469
================================================================================
  TOTAL EXPENSES                          7,356,096                  16,248,785
  Fees and Expenses Paid Indirectly        (77,586)                   (202,962)
================================================================================
     NET EXPENSES                         7,278,510                  16,045,823
================================================================================
NET INVESTMENT INCOME (LOSS)            (3,650,646)                 (4,820,429)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                 148,057,682                  98,821,181
  Foreign Currency Transactions                   0                   (521,997)
================================================================================
     Total Net Realized Gain            148,057,682                  98,299,184
================================================================================
Change in Net Appreciation of:
  Investment Securities                 210,736,869               1,000,075,804
  Foreign Currency Transactions                   0                      60,067
================================================================================
     Total Net Appreciation             210,736,869               1,000,135,871
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN SECURITY TRANSACTIONS         358,794,551               1,098,435,055
================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                    $  355,143,905          $    1,093,614,626
================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2000
UNAUDITED
                                            INVESCO
                                           ENDEAVOR                    GROWTH &
                                               FUND                 INCOME FUND
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                            $      127,058          $          359,252
Interest                                    351,766                     125,583
  Foreign Taxes Withheld                      (321)                           0
================================================================================
  TOTAL INCOME                              478,503                     484,835
================================================================================
EXPENSES
Investment Advisory Fees                    737,905                     431,327
Distribution Expenses                       245,968                     143,776
Transfer Agent Fees                         236,724                     139,203
Administrative Fees                          49,274                      30,880
Custodian Fees and Expenses                  12,629                      12,093
Directors' Fees and Expenses                  6,856                       6,011
Professional Fees and Expenses               11,540                      10,818
Registration Fees and Expenses               58,337                      41,045
Reports to Shareholders                      54,627                      34,623
Other Expenses                                1,736                       1,532
================================================================================
  TOTAL EXPENSES                          1,415,596                     851,308
  Fees and Expenses Absorbed by
    Investment Adviser                            0                       (472)
  Fees and Expenses Paid Indirectly         (9,676)                     (8,612)
================================================================================
     NET EXPENSES                         1,405,920                     842,224
================================================================================
NET INVESTMENT LOSS                       (927,417)                   (357,389)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                   5,679,583                   7,037,853
  Foreign Currency Transactions           (105,542)                     (2,631)
================================================================================
     Total Net Realized Gain              5,574,041                   7,035,222
================================================================================
Change in Net Appreciation of:
  Investment Securities                  69,375,101                  15,891,070
  Foreign Currency Transactions              82,811                           0
================================================================================
     Total Net Appreciation              69,457,912                  15,891,070
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS          75,031,953                  22,926,292
================================================================================
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                         $   74,104,536          $       22,568,903
================================================================================


See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2000
UNAUDITED

                                                                        S&P 500
                                                                          INDEX
                                                                           FUND
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                    $          450,938
Interest                                                                129,868
  Foreign Taxes Withheld                                                (1,953)
================================================================================
  TOTAL INCOME                                                          578,853
================================================================================
EXPENSES
Investment Advisory Fees                                                100,316
Distribution Expenses - Investor Class                                   94,655
Transfer Agent Fees                                                      76,873
Administrative Fees                                                      23,057
Custodian Fees and Expenses                                              17,369
Directors' Fees and Expenses                                              5,685
Professional Fees and Expenses                                           12,252
Registration Fees and Expenses
  Institutional Class                                                    10,353
  Investor Class                                                         24,243
Reports to Shareholders                                                  20,881
Other Expenses                                                            1,126
================================================================================
  TOTAL EXPENSES                                                        386,810
  Fees and Expenses Absorbed by Investment Adviser                    (137,603)
  Fees and Expenses Paid Indirectly                                    (12,771)
================================================================================
     NET EXPENSES                                                       236,436
================================================================================
NET INVESTMENT INCOME                                                   342,417
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on:
  Investment Securities and Foreign Currency Transactions                29,174
  Futures Contracts                                                     250,654
================================================================================
     Total Net Realized Gain                                            279,828
================================================================================
Change in Net Appreciation of:
  Investment Securities and Foreign Currency Transactions             3,482,374
  Futures Contracts                                                      10,390
================================================================================
     Total Net Appreciation                                           3,492,764
================================================================================
NET GAIN ON INVESTMENT SECURITIES, FOREIGN
  CURRENCY TRANSACTIONS AND FUTURES CONTRACTS                         3,772,592
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                   $        4,115,009
================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2000
UNAUDITED
                                             SMALL                        VALUE
                                           COMPANY                       EQUITY
                                       GROWTH FUND                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                            $     142,778           $        2,723,134
Interest                                 2,376,564                      231,524
  Foreign Taxes Withheld                   (2,451)                     (17,010)
================================================================================
  TOTAL INCOME                           2,516,891                    2,937,648
================================================================================
EXPENSES
Investment Advisory Fees                 2,128,358                    1,265,158
Distribution Expenses                      755,451                      421,719
Transfer Agent Fees                        720,188                      518,429
Administrative Fees                        141,495                       80,910
Custodian Fees and Expenses                 51,410                       27,509
Directors' Fees and Expenses                16,434                       14,566
Professional Fees and Expenses              18,912                       14,349
Registration Fees and Expenses              59,171                       30,607
Reports to Shareholders                    140,477                       40,763
Other Expenses                               6,078                        5,308
================================================================================
  TOTAL EXPENSES                         4,037,974                    2,419,318
  Fees and Expenses Absorbed by
    Investment Adviser                     (1,326)                    (199,613)
  Fees and Expenses Paid Indirectly       (40,417)                     (20,371)
================================================================================
     NET EXPENSES                        3,996,231                    2,199,334
================================================================================
NET INVESTMENT INCOME (LOSS)           (1,479,340)                      738,314
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on:
  Investment Securities                144,706,047                   53,440,950
  Foreign Currency Transactions                  0                          220
================================================================================
    Total Net Realized Gain            144,706,047                   53,441,170
================================================================================
Change in Net Appreciation
  (Depreciation) of Investment
  Securities                            91,290,500                 (72,533,214)
================================================================================
NET GAIN (LOSS) ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCY
  TRANSACTIONS                         235,996,547                 (19,092,044)
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS             $ 234,517,207           $     (18,353,730)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

BLUE CHIP GROWTH FUND
                                        SIX MONTHS               PERIOD                   YEAR
                                             ENDED                ENDED                  ENDED
                                        JANUARY 31              JULY 31              AUGUST 31
----------------------------------------------------------------------------------------------
                                              2000                 1999                   1998
                                         UNAUDITED             (Note 1)
OPERATIONS
Net Investment Income (Loss)         $ (3,650,646)        $   (865,975)         $    2,968,238
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                         148,057,682          112,169,586            104,101,420
Change in Net Appreciation
  (Depreciation) of Investment
  Securities                           210,736,869          233,360,777            (9,504,119)
==============================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                      355,143,905          344,664,388             97,565,539
==============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                      (4,018)                    0            (2,912,112)
In Excess of Net Investment Income               0             (69,191)                      0
Net Realized Gain on Investment
  Securities                         (139,726,960)         (84,849,471)          (187,061,864)
==============================================================================================
TOTAL DISTRIBUTIONS                  (139,730,978)         (84,918,662)          (189,973,976)
==============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares          485,705,186        1,033,836,692            547,827,536
Reinvestment of Distributions          125,357,188           75,265,536            168,012,124
==============================================================================================
                                       611,062,374        1,109,102,228            715,839,660
Amounts Paid for Repurchases of
  Shares                             (441,247,922)        (883,678,836)          (584,913,034)
==============================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS              169,814,452          225,423,392            130,926,626
==============================================================================================
TOTAL INCREASE IN NET ASSETS           385,227,379          485,169,118             38,518,189
NET ASSETS
Beginning of Period                  1,232,907,762          747,738,644            709,220,455
==============================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in
  Excess of) Net Investment Income
  (Loss) of ($3,703,809), ($49,145)
  and $34,771, respectively)        $1,618,135,141        $1,232,907,762        $  747,738,644
==============================================================================================

                    -------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                             64,271,366           160,399,762            94,746,511
Shares Issued from Reinvestment
  of Distributions                      16,912,072            12,459,923            34,540,804
==============================================================================================
                                        81,183,438           172,859,685           129,287,315
Shares Repurchased                    (59,139,494)         (135,422,302)         (101,276,736)
==============================================================================================
NET INCREASE IN FUND SHARES             22,043,944            37,437,383            28,010,579
==============================================================================================

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

DYNAMICS FUND

                                        SIX MONTHS               PERIOD                   YEAR
                                             ENDED                ENDED                  ENDED
                                        JANUARY 31              JULY 31               APRIL 30
----------------------------------------------------------------------------------------------
                                              2000                 1999                   1999
                                         UNAUDITED             (Note 1)
OPERATIONS
Net Investment Loss                 $  (4,820,429)        $ (1,807,295)         $  (5,886,433)
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                          98,299,184          110,302,210             57,512,828
Change in Net Appreciation of
  Investment Securities and Foreign
  Currency Transactions              1,000,135,871           31,442,538            283,095,480
==============================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                    1,093,614,626          139,937,453            334,721,875
==============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                       (165,103,476)                    0          (115,015,920)
==============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares        3,163,047,415          869,941,998          2,129,570,413
Reinvestment of Distributions          162,373,922                    0            113,049,160
==============================================================================================
                                     3,325,421,337          869,941,998          2,242,619,573
Amounts Paid for Repurchases
  of Shares                        (1,630,063,337)        (582,718,812)        (1,758,303,356)
==============================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS            1,695,358,000          287,223,186            484,316,217
==============================================================================================
TOTAL INCREASE IN NET ASSETS         2,623,869,150          427,160,639            704,022,172
NET ASSETS
Beginning of Period                  2,471,481,655        2,044,321,016          1,340,298,844
==============================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
   of ($4,885,492), ($65,063) and
  ($61,368), respectively)        $  5,095,350,805      $ 2,471,481,655         $2,044,321,016
==============================================================================================

                  -----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                            139,910,076           45,635,822            135,833,566
Shares Issued from Reinvestment
  of Distributions                       7,219,836                    0              8,011,923
==============================================================================================
                                       147,129,912           45,635,822            143,845,489
Shares Repurchased                    (74,035,093)         (30,807,994)          (112,899,930)
==============================================================================================
NET INCREASE IN FUND SHARES             73,094,819           14,827,828             30,945,559
==============================================================================================

See Notes to Financial Statements



STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

INVESCO ENDEAVOR FUND
                                        SIX MONTHS                PERIOD                PERIOD
                                             ENDED                 ENDED                 ENDED
                                        JANUARY 31               JULY 31              APRIL 30
----------------------------------------------------------------------------------------------
                                              2000                  1999               1999(a)
                                         UNAUDITED              (Note 1)
OPERATIONS
Net Investment Loss                    $ (927,417)           $ (191,562)           $ (154,763)
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                           5,574,041             5,545,050             4,674,887
Change in Net Appreciation
  (Depreciation) of Investment
  Securities and Foreign Currency
  Transactions                          69,457,912           (5,309,394)            15,374,825
==============================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                       74,104,536                44,094            19,894,949
==============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                        (13,284,047)                     0                     0
==============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares          320,576,478            82,344,436           154,292,260
Reinvestment of Distributions           12,934,412                     0                     0
==============================================================================================
                                       333,510,890            82,344,436           154,292,260
Amounts Paid for Repurchases
  of Shares                          (194,301,811)          (45,448,995)         (101,594,814)
==============================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS              139,209,079            36,895,441            52,697,446
==============================================================================================
TOTAL INCREASE IN NET ASSETS           200,029,568            36,939,535            72,592,395
NET ASSETS
Beginning of Period                    109,531,930            72,592,395                     0
==============================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in
  Excess of) Net Investment Income
  (Loss) of ($927,417), $0 and
  ($154,763) respectively)            $309,561,498          $109,531,930           $72,592,395
==============================================================================================

            --------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                             15,378,848             4,829,435            11,384,455
Shares Issued from Reinvestment
  of Distributions                         627,276                     0                     0
==============================================================================================
                                        16,006,124             4,829,435            11,384,455
Shares Repurchased                     (9,338,473)           (2,684,902)           (6,936,016)
==============================================================================================
NET INCREASE IN FUND SHARES              6,667,651             2,144,533             4,448,439
==============================================================================================

(a) From October 28, 1998, commencement of investment operations, to April 30, 1999.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

GROWTH & INCOME FUND

                                        SIX MONTHS               PERIOD                 PERIOD
                                             ENDED                ENDED                  ENDED
                                        JANUARY 31              JULY 31               APRIL 30
----------------------------------------------------------------------------------------------
                                              2000                 1999                1999(a)
                                         UNAUDITED             (Note 1)


OPERATIONS
Net Investment Loss                    $ (357,389)          $  (63,702)            $  (70,576)
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                           7,035,222            2,936,850              5,112,480
Change in Net Appreciation of
  Investment Securities and Foreign
  Currency Transactions                 15,891,070              107,107              6,899,937
==============================================================================================
NET INCREASE  IN NET ASSETS
  FROM OPERATIONS                       22,568,903            2,980,255             11,941,841
==============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                         (7,841,126)                    0            (1,833,046)
==============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares          191,402,015           19,917,033            103,261,159
Reinvestment of Distributions            7,665,941                    0              1,763,814
==============================================================================================
                                       199,067,956           19,917,033            105,024,973
Amounts Paid for Repurchases
  of Shares                          (114,472,596)         (15,575,219)           (61,389,946)
==============================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS               84,595,360            4,341,814             43,635,027
==============================================================================================
TOTAL INCREASE IN NET ASSETS            99,323,137            7,322,069             53,743,822
NET ASSETS
Initial Subscription (Note 1)                    0                    0                250,000
Beginning of Period                     61,315,891           53,993,822                      0
==============================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  $357,666, $277 and ($186)
  (respectively)                      $160,639,028         $ 61,315,891          $  53,993,822
==============================================================================================

             ------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                    0                    0                 25,000
Shares Sold                             11,457,882            1,304,788              8,250,996
Shares Issued from Reinvestment of
  Distributions                            456,306                    0                137,476
==============================================================================================
                                        11,914,188            1,304,788              8,413,472
Shares Repurchased                     (6,842,196)          (1,027,866)            (4,700,005)
==============================================================================================
NET INCREASE IN FUND SHARES              5,071,992              276,922              3,713,467
==============================================================================================

(a) From July 1, 1998, commencement of investment operations, to April 30, 1999.

See Notes to Financial Statements

S&P 500 INDEX FUND

                                                SIX MONTHS                 YEAR
                                                     ENDED                ENDED
                                                JANUARY 31              JULY 31
--------------------------------------------------------------------------------
                                                      2000                 1999
                                                 UNAUDITED

OPERATIONS
Net Investment Income                        $     342,417         $    471,534
Net Realized Gain on Investment Securities,
  Foreign Currency Transactions and
  Futures Contracts                                279,828              678,056
Change in Net Appreciation of Investment
  Securities and Futures Contracts               3,492,764            6,211,781
================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                4,115,009            7,361,371
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Institutional Class                             (34,506)             (52,661)
  Investor Class                                 (310,133)            (418,861)
Net Realized Gain on Investment Securities,
  Foreign Currency Transactions and
  Futures Contracts
  Institutional Class                             (36,552)             (11,013)
  Investor Class                                 (640,658)            (104,474)
================================================================================
TOTAL DISTRIBUTIONS                            (1,021,849)            (587,009)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                            1,753,087            1,376,114
  Investor Class                                37,465,607           65,043,426
Reinvestment of Distributions
  Institutional Class                               71,052               63,674
  Investor Class                                   934,556              514,657
================================================================================
                                                40,224,302           66,997,871
================================================================================
Amounts Paid for Repurchases of Shares
  Institutional Class                          (1,654,718)            (764,087)
  Investor Class                              (21,310,900)         (22,298,285)
================================================================================
                                              (22,965,618)         (23,062,372)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                       17,258,684           43,935,499
================================================================================
TOTAL INCREASE IN NET ASSETS                    20,351,844           50,709,861
NET ASSETS
Beginning of Period                             69,033,256           18,323,395
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  of $95, $2,317 and $2,494, respectively)   $  89,385,100         $ 69,033,256
================================================================================

                                                SIX MONTHS                 YEAR
                                                     ENDED                ENDED
                                                JANUARY 31              JULY 31
--------------------------------------------------------------------------------
                                                      2000                 1999
                                                 UNAUDITED


FUND SHARE TRANSACTIONS
Shares Sold
 Institutional Class                               117,191              100,399
 Investor Class                                  2,516,763            4,876,896
Shares Issued from Reinvestment
  of Distributions
 Institutional Class                                 4,775                4,741
 Investor Class                                     62,214               37,760
================================================================================
                                                 2,700,943            5,019,796
================================================================================
Shares Repurchased
  Institutional Class                            (111,760)             (65,360)
  Investor Class                               (1,425,409)          (1,666,513)
================================================================================
                                               (1,537,169)          (1,731,873)
================================================================================
NET INCREASE IN FUND SHARES                      1,163,774            3,287,923
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

SMALL COMPANY GROWTH FUND

                                        SIX MONTHS               PERIOD                   YEAR
                                             ENDED                ENDED                  ENDED
                                        JANUARY 31              JULY 31                 MAY 31
----------------------------------------------------------------------------------------------
                                              2000                 1999                   1999
                                         UNAUDITED             (Note 1)
OPERATIONS
Net Investment Loss                 $  (1,479,340)     $      (493,356)   $        (1,520,695)
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                         144,706,047           25,477,829             22,301,174
Change in Net Appreciation of
  Investment Securities and Foreign
  Currency Transactions                 91,290,500           23,498,647             17,417,507
==============================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                      234,517,207           48,483,120             38,197,986
==============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                        (76,689,944)                    0           (26,845,319)
==============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares          754,615,079          206,787,274            606,918,472
Reinvestment of Distributions           74,488,762                    0             26,316,463
Net Assets Received from Acquisition
  of Small Company Value Fund (Note 3)           0           37,196,562                      0
==============================================================================================
                                       829,103,841          243,983,836            633,234,935
Amounts Paid for Repurchases
  of Shares                          (545,664,902)        (157,715,200)          (599,096,847)
==============================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS              283,438,939           86,268,636             34,138,088
==============================================================================================
TOTAL INCREASE IN NET ASSETS           441,266,202          134,751,756             45,490,755
NET ASSETS
Beginning of Period                    452,861,202          318,109,446            272,618,691
==============================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($1,501,480), ($22,140) and
  ($21,512), respectively)          $  894,127,404     $    452,861,202   $        318,109,446
==============================================================================================

           ----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                             46,862,568           15,863,285             54,131,470
Shares Issued from Reinvestment of
  Distributions                          4,853,342                    0              2,518,300
Shares Issued in Connection with
  Acquisition of Small Company Value
  Fund (Note 3)                                  0            3,019,096                      0
==============================================================================================
                                        51,715,910           18,882,381             56,649,770
Shares Repurchased                    (34,730,476)         (11,949,112)           (53,229,883)
==============================================================================================
NET INCREASE IN FUND SHARES             16,985,434            6,933,269              3,419,887
==============================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN ASSETS (CONTINUED)

VALUE EQUITY FUND

                                        SIX MONTHS               PERIOD                   YEAR
                                             ENDED                ENDED                  ENDED
                                        JANUARY 31              JULY 31              AUGUST 31
----------------------------------------------------------------------------------------------
                                              2000                 1999                   1998
                                         UNAUDITED             (Note 1)

OPERATIONS
Net Investment Income               $      738,314     $      2,305,759   $          3,528,628
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                          53,441,170            3,750,608             39,716,148
Change in Net Appreciation
  (Depreciation) of Investment
  Securities and Foreign
  Currency Transactions               (72,533,214)           81,638,227           (45,560,535)
==============================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS              (18,353,730)           87,694,594            (2,315,759)
==============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                    (752,925)          (2,294,923)            (3,546,111)
In Excess of Net Investment Income               0              (5,812)               (11,054)
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                        (29,107,019)         (31,654,557)           (26,588,368)
==============================================================================================
TOTAL DISTRIBUTIONS                   (29,859,944)         (33,955,292)           (30,145,533)
==============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares          108,942,542          275,439,791            451,339,743
Reinvestment of Distributions           29,054,839           33,721,744             28,948,214
==============================================================================================
                                       137,997,381          309,161,535            480,287,957
Amounts Paid for Repurchases
  of Shares                          (167,710,151)        (342,903,195)          (467,608,421)
==============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS        (29,712,770)         (33,741,660)             12,679,536
==============================================================================================
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                       (77,926,444)           19,997,642           (19,781,756)
NET ASSETS
Beginning of Period                    369,981,506          349,983,864            369,765,620
==============================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in
  Excess of) Net Investment Loss of
  ($21,103), ($6,492) and ($10,836),
  respectively)                     $  292,055,062     $    369,981,506   $        349,983,864
==============================================================================================

             ------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                              3,947,950            9,361,699             15,256,421
Shares Issued from Reinvestment
  of Distributions                       1,110,457            1,186,215              1,058,632
==============================================================================================
                                         5,058,407           10,547,914             16,315,053
Shares Repurchased                     (6,135,448)          (11,678,504)          (15,751,418)
==============================================================================================
NET INCREASE (DECREASE) IN
  FUND SHARES                          (1,077,041)           (1,130,590)               563,635
==============================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO STOCK FUNDS, INC.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. is incorporated in Maryland and presently consists of seven separate Funds:
Blue Chip Growth Fund, Dynamics Fund, INVESCO Endeavor Fund, Growth & Income Fund, S&P 500 Index Fund, Small Company Growth Fund and Value Equity Fund (individually the "Fund" and collectively, the "Funds"). Dynamics, INVESCO Endeavor and Growth & Income Funds' fiscal year-ends were changed from April 30 to July 31.

On May 20, 1999, shareholders of Blue Chip Growth, S&P 500 Index, Small Company Growth and Value Equity Funds approved an Agreement and Plan of Conversion and Termination whereby Blue Chip Growth Fund, formerly the sole portfolio constituting INVESCO Growth Funds, Inc., S&P 500 Index Fund, formerly one of the portfolios constituting INVESCO Specialty Funds, Inc., Small Company Growth Fund, formerly the sole portfolio constituting INVESCO Emerging Opportunity Funds, Inc. and Value Equity Fund, formerly one of the portfolios constituting INVESCO Value Trust Funds, Inc. were reorganized into the Fund, effective July 15, 1999. As part of the reorganization, Blue Chip Growth, Small Company Growth and Value Equity Funds' fiscal year-ends were changed from August 31, May 31 and August 31, respectively, to July 31.

The investment objectives of the Funds' are: To seek long-term capital growth for Blue Chip Growth and Small Company Growth Funds; to seek appreciation of capital for Dynamics, INVESCO Endeavor and Growth & Income Funds; to provide both price performance and income comparable to the Standard and Poor's 500 composite stock index for the S&P 500 Index Fund; and to achieve a high total return on investments through capital appreciation and current income for Value Equity Fund.

The S&P 500 Index Fund offers two classes of shares, referred to as Institutional Class shares and Investor Class shares. Institutional Class shares are not subject to any distribution fees, while Investor Class shares are subject to an annual distribution fee of 0.25% of the Fund's annual average net assets attributable to Investor Class shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- S&P 500 Index Fund may enter into futures contracts for non-speculative purposes. Upon entering into a contract, S&P 500 Index Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, S&P 500 Index Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by S&P 500 Index Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, S&P 500 Index Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. S&P 500 Index Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

E. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. S&P 500 Index and Value Equity Funds incurred and elected to defer post-October 31 net foreign currency losses of $187 and $676, respectively, to the year ended July 31, 2000.

To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions,
nontaxable   dividends,   net   operating   losses  and  expired   capital  loss
carryforwards.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Blue Chip Growth and Dynamics Funds are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:


                                           AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
                                                     $700        $2        $4        $6
                             $0 TO      $350 TO   MILLION   BILLION   BILLION   BILLION        OVER
                              $350         $700     TO $2     TO $4     TO $6     TO $8          $8
 FUND                      MILLION      MILLION   BILLION   BILLION   BILLION   BILLION     BILLION
---------------------------------------------------------------------------------------------------
Blue Chip Growth
  Fund                     0.60%          0.55%     0.50%     0.45%     0.40%    0.375%       0.35%
Dynamics Fund              0.60%          0.55%     0.50%     0.45%     0.40%    0.375%       0.35%
Small Company
  Growth Fund              0.75%          0.65%     0.55%     0.45%     0.40%    0.375%       0.35%


                                           AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
                                           $500        $1        $2        $4        $6
                             $0 TO      MILLION   BILLION   BILLION   BILLION   BILLION        OVER
                              $500        TO $1     TO $2     TO $4     TO $6     TO $8          $8
 FUND                      MILLION      BILLION   BILLION   BILLION   BILLION   BILLION     BILLION
---------------------------------------------------------------------------------------------------
INVESCO Endeavor
  Fund                       0.75%        0.65%     0.55%     0.45%     0.40%    0.375%       0.35%
Growth & Income
  Fund                       0.75%        0.65%     0.55%     0.45%     0.40%    0.375%       0.35%
Value Equity Fund            0.75%        0.65%     0.50%     0.45%     0.40%    0.375%       0.35%


S&P 500 Index Fund's investment advisory fee is based on the annual rate of 0.25% of average net assets.

A Sub-Advisory Agreement between IFG and World Asset Management ("World"), unaffiliated with any IFG entity, provides that investment decisions of S&P 500 Index Fund are made by World. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provides that investment decisions of Value Equity Fund are made by ICM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the six months ended January 31, 2000, Blue Chip Growth, Dynamics, INVESCO Endeavor, Growth & Income, S&P 500 Index - Investor Class, Small Company Growth and Value Equity Funds paid the Distributor $1,724,684, $3,874,091, $209,582, $124,798, $91,488,
$683,963 and $442,710 respectively, under the plan of distribution.

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed, to absorb certain fees and expenses incurred by Growth & Income, S&P 500 Index, Small Company Growth and Value Equity Funds for the six months ended January 31, 2000.

A 1% redemption fee is retained by S&P 500 Index Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by

S&P 500 Index Fund. Total redemption fees received by S&P 500 Index Fund for the six months ended January 31, 2000 were $19,267.

NOTE 3 -- ACQUISITION OF INVESCO DIVERSIFIED FUNDS, INC. -- SMALL COMPANY VALUE FUND ("TARGET FUND"). On June 4, 1999, Small Company Growth Fund acquired all the net assets of the Target Fund pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 3,019,096 shares of Small Company Growth Fund (valued at $37,196,562) for 3,719,526 shares of the Target Fund outstanding on June 4, 1999. The Target Fund's net assets at that date ($37,196,562) including $3,216,394 of unrealized appreciation were combined with those of Small Company Growth Fund. The aggregate net assets of Small Company Growth Fund and the Target Fund immediately before the acquisition were $341,636,283 and $37,196,562, respectively. The net assets of Small Company Growth Fund after the acquisition were $378,832,845.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                   PURCHASES                          SALES
--------------------------------------------------------------------------------
Blue Chip Growth Fund           $    928,819,957               $    911,897,597
Dynamics Fund                      2,766,715,059                  1,445,049,983
INVESCO Endeavor Fund                198,516,700                     81,727,486
Growth & Income Fund                 143,304,779                     67,008,252
S&P 500 Index Fund                    20,885,816                        253,545
Small Company Growth Fund            761,906,103                    632,835,934
Value Equity Fund                    130,094,446                    193,802,150

There were no purchases or sales of U.S. Government securities.

NOTE 5 -- APPRECIATION AND DEPRECIATION. At January 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:


                                   GROSS             GROSS                  NET
FUND                        APPRECIATION      DEPRECIATION         APPRECIATION
--------------------------------------------------------------------------------
Blue Chip Growth Fund    $  488,338,590       $ 37,761,414     $    450,577,176
Dynamics Fund             1,670,685,676        119,847,566        1,550,838,110
INVESCO Endeavor Fund        87,333,103          8,347,341           78,985,762
Growth & Income Fund         25,484,937          3,298,985           22,185,952
S&P 500 Index Fund           16,696,240          6,206,031           10,490,209
Small Company Growth Fund   188,458,315         40,000,862          148,457,453
Value Equity Fund            82,874,867         17,112,852           65,762,015


NOTE 6 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees. Pension expenses for the six months ended January 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                UNFUNDED
                             PENSION             ACCRUED                PENSION
FUND                        EXPENSES       PENSION COSTS              LIABILITY
--------------------------------------------------------------------------------
Blue Chip Growth Fund    $    14,713   $          14,268    $            80,068
Dynamics Fund                 25,986                   0                 82,102
INVESCO Endeavor Fund            741                   0                      0
Growth & Income Fund             694                   0                      0
S&P 500 Index Fund               563                   0                    137
Small Company Growth Fund      5,206               6,511                 36,824
Value Equity Fund              5,503               6,212                 31,594


The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended January 31, 2000, in which the issuer was an affiliate of the Fund, is as follows:

                                                                          REALIZED
                           PURCHASES                  SALES            GAIN (LOSS)
                        ---------------------------------------     ON INVESTMENTS       VALUE AT
AFFILIATE               SHARES    COST          SHARES     COST         SECURITIES      1/31/2000
-------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND
SAP AG Sponsored
  ADR Representive
  1/12 Ord Shr          248,900   $10,506,796      --       --              --        $16,225,169


No dividend income was received during the six months ended January 31, 2000.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At January 31, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

BLUE CHIP GROWTH FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              SIX MONTHS       PERIOD
                                   ENDED        ENDED
                              JANUARY 31      JULY 31                YEAR ENDED AUGUST 31
--------------------------------------------------------------------------------------------------------
                                    2000      1999(a)     1998      1997     1996     1995      1994
                               UNAUDITED
PER SHARE DATA
Net Asset Value --
  Beginning of Period         $     6.75   $     5.15   $   6.06   $   5.44  $   5.33  $  5.34   $   5.28
=========================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment
  Income (Loss)(b)                (0.02)         0.00       0.02       0.01      0.03     0.05       0.03
Net Gains on Securities
  (Both Realized and
  Unrealized)                       1.94         2.11       0.69       1.39      0.95     0.49       0.11
=========================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                        1.92         2.11       0.71       1.40      0.98     0.54       0.14
=========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(c)              0.00         0.00       0.02       0.01      0.03     0.05       0.03
Distributions from
  Capital Gains                     0.76         0.51       1.60       0.77      0.84     0.50       0.05
=========================================================================================================
TOTAL DISTRIBUTIONS                 0.76         0.51       1.62       0.78      0.87     0.55       0.08
=========================================================================================================
Net Asset Value --
  End of Period               $     7.91   $     6.75   $   5.15   $   6.06  $   5.44  $  5.33   $   5.34
=========================================================================================================

TOTAL RETURN                   29.27%(d)    42.06%(d)     13.42%     28.14%     20.23    12.05%     2.52%

RATIOS
Net Assets --
  End of Period
  ($000 Omitted)              $1,618,135   $1,232,908   $747,739   $709,220  $596,726  $501,285  $488,411
Ratio of Expenses
  to Average Net
  Assets                     0.52%(d)(e)  1.03%(e)(f)   1.04%(e)   1.07%(e)  1.05%(e)     1.06%     1.03%
Ratio of Net
  Investment Income
  (Loss) to Average
  Net Assets                  (0.26%)(d)   (0.08%)(f)      0.37%      0.22%     0.64%     1.07%     0.47%
Portfolio Turnover Rate           65%(d)      134%(d)       153%       286%      207%      111%       63%

(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.

(b) Net Investment Income for the period ended July 31, 1999, aggregated less than $0.01 on a per share basis.

(c) Distributions from net investment income for the six months ended January 31, 2000, and distributions in excess of net investment income for the period ended July 31, 1999 and for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

(f) Annualized


FINANCIAL HIGHLIGHTS

DYNAMICS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                              SIX MONTHS       PERIOD
                                   ENDED        ENDED
                              JANUARY 31      JULY 31                  YEAR ENDED APRIL 30
------------------------------------------------------------------------------------------------------------
                                    2000      1999(a)     1999      1998       1997     1996      1995
                               UNAUDITED
PER SHARE DATA
Net Asset Value --
  Beginning of Period         $    19.39   $    18.15   $  16.41   $  12.02    $  13.61  $ 11.38   $  10.15
===========================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment
  Income (Loss)(b)                (0.02)         0.00       0.00     (0.05)      (0.04)     0.02       0.03
Net Gains on Securities
  (Both Realized and
  Unrealized)                       7.08         1.24       3.04       6.39      (0.19)     3.94       1.34
===========================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                        7.06         1.24       3.04       6.34      (0.23)     3.96       1.37
===========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(c)              0.00         0.00       0.00       0.00        0.00     0.02       0.03
Distributions from
  Capital Gains                     1.04         0.00       1.30       1.95        1.36     1.71       0.11
===========================================================================================================
TOTAL DISTRIBUTIONS                 1.04         0.00       1.30       1.95        1.36     1.73       0.14
===========================================================================================================
Net Asset Value --
  End of Period               $    25.41   $    19.39   $  18.15   $  16.41    $  12.02  $ 13.61   $  11.38
===========================================================================================================

TOTAL RETURN                   37.06%(d)     6.83%(d)     20.83%     56.42%     (2.34%)   36.32%     13.57%

RATIOS
Net Assets --
  End of Period
  ($000 Omitted)              $5,095,351   $2,471,482   $2,044,321 $1,340,299  $762,396  $778,416  $421,600
Ratio of Expenses
  to Average Net
  Assets                     0.47%(d)(e)  1.03%(e)(g)   1.05%(e)   1.08%(e)    1.16%(e)  1.14%(e)  1.20%(f)
Ratio of Net
  Investment Income
  (Loss) to Average
  Net Assets                  (0.14%)(d)   (0.32%)(g)    (0.41%)    (0.43%)     (0.31%)     0.16%  0.33%(f)
Portfolio Turnover Rate           46%(d)       23%(d)       129%       178%        204%      196%      176%

(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended July 31, 1999 and for the year ended April 30, 1999.

(c) Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

(f) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.

(g) Annualized

FINANCIAL HIGHLIGHTS


INVESCO ENDEAVOR FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS         PERIOD          PERIOD
                                             ENDED          ENDED           ENDED
                                        JANUARY 31        JULY 31        APRIL 30
---------------------------------------------------------------------------------
                                              2000     1999(a)(b)         1999(c)
                                         UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period  $     16.61     $    16.32      $    10.00
=================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       (0.07)         (0.03)          (0.03)
Net Gains on Securities (Both Realized
  and Unrealized)                             8.13           0.32            6.35
=================================================================================
TOTAL FROM INVESTMENT OPERATIONS              8.06           0.29            6.32
=================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains              1.33           0.00            0.00
=================================================================================
Net Asset Value-- End of Period        $     23.34     $    16.61      $    16.32
=================================================================================

TOTAL RETURN                             49.56%(d)       1.78%(d)       63.20%(d)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                       $   309,561     $ 109,532       $   72,592
Ratio of Expenses to Average Net
  Assets(e)                               0.72%(d)      1.49%(f)         1.43%(f)
Ratio of Net Investment Loss to
  Average Net Assets                    (0.47%)(d)    (0.83%)(f)       (0.55%)(f)
Portfolio Turnover Rate                     44%(d)        47%(d)          107%(d)


(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) The per share information was computed using average shares.

(c) From October 28, 1998,  commencement of investment operations,  to April 30,
    1999.

(d) Based  on  operations  for  the  period shown  and,   accordingly,   is  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

(f) Annualized


FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS         PERIOD          PERIOD
                                             ENDED          ENDED           ENDED
                                        JANUARY 31        JULY 31        APRIL 30
---------------------------------------------------------------------------------
                                              2000        1999(a)         1999(b)
                                         UNAUDITED

PER SHARE DATA

Net Asset Value-- Beginning of Period $     15.37       $   14.54      $    10.00
=================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(c)                     (0.04)            0.00            0.00
Net Gains on Securities
  (Both Realized and Unrealized)            3.44             0.83            5.22
=================================================================================
TOTAL FROM INVESTMENT OPERATIONS            3.40             0.83            5.22
=================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains            1.04             0.00            0.68
=================================================================================
Net Asset Value-- End of Period       $    17.73        $   15.37      $    14.54
=================================================================================

TOTAL RETURN                           22.50%(d)         5.71%(d)       53.07%(d)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                      $  160,639        $  61,316      $ 53,994
Ratio of Expenses to Average Net
  Assets(e)(f)                          0.74%(d)         1.52%(g)      1.52%(g)
Ratio of Net Investment Loss to
  Average Net Assets(f)               (0.31%)(d)       (0.45%)(g)    (0.25%)(g)
Portfolio Turnover Rate                   61%(d)           46%(d)       121%(d)


(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) From July 1, 1998, commencement of investment operations, to April 30, 1999.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the periods ended July 31, 1999 and April 30, 1999.

(d) Based on  operations  for  the  period  shown  and,  accordingly,   are  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f) Various expenses  of the Fund were  voluntarily  absorbed by IFG for the six months ended  January 31,  2000 and for the periods  ended July 31, 1999 and
    April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.75%, 1.75% (annualized) and
    1.71% (annualized) respectively, and ratio of net investment loss to average net assets  would  have  been  (0.32)%,  (0.68%)  (annualized)  and  (0.44%)
    (annualized), respectively.

(g) Annualized


FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND -- INSTITUTIONAL CLASS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                        SIX MONTHS           YEAR          PERIOD
                                             ENDED          ENDED           ENDED
                                        JANUARY 31        JULY 31         JULY 31
---------------------------------------------------------------------------------
                                              2000           1999         1998(a)
                                         UNAUDITED

PER SHARE DATA
Net Asset Value-- Beginning of Period $     14.21       $   12.01      $    10.00
=================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                        0.08            0.18            0.11
Net Gains on Securities
   (Both Realized and Unrealized)            0.71            2.26            1.98
=================================================================================
TOTAL FROM INVESTMENT OPERATIONS             0.79            2.44            2.09
=================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income         0.11            0.19            0.08
Distributions from Capital Gains             0.12            0.05            0.00
=================================================================================
TOTAL DISTRIBUTIONS                          0.23            0.24            0.08
=================================================================================
Net Asset Value -- End of Period      $     14.77       $   14.21      $    12.01
=================================================================================

TOTAL RETURN(b)                          5.56%(c)          20.40%       20.93%(c)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                      $     4,744       $   4,420      $    3,259
Ratio of Expenses to Average
  Net Assets(d)(e)                       0.19%(c)           0.35%        0.46%(f)
Ratio of Net Investment Income
  to Average Net Assets(e)               0.55%(c)           1.36%        1.96%(f)
Portfolio Turnover Rate(g)                  0%(c)              2%           0%(c)


(a) From December 23, 1997, commencement of investment operations,  through July
    31, 1998.

(b) The applicable redemption fees are not included in the Total Return calculation.

(c) Based  on  operations for  the  period  shown  and,  accordingly,   are  not
    representative of a full year.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended January 31, 2000, the year ended July 31, 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.48%, 1.17% and 2.51% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.26%, 0.54% and (0.09%) (annualized), respectively.

(f) Annualized

(g) Portfolio Turnover Rate calculated to less than 0.50% for the six months ended January 31, 2000 and for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND -- INVESTOR CLASS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS           YEAR          PERIOD
                                             ENDED          ENDED           ENDED
                                        JANUARY 31        JULY 31         JULY 31
---------------------------------------------------------------------------------
                                              2000           1999         1998(a)
                                         UNAUDITED

PER SHARE DATA
Net Asset Value -- Beginning of
  Period                              $      14.39      $   12.14      $    10.00
=================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.06           0.14            0.07
Net Gains on Securities
   (Both Realized and Unrealized)             0.73           2.29            2.14
=================================================================================
TOTAL FROM INVESTMENT OPERATIONS              0.79           2.43            2.21
=================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.06           0.13            0.07
Distributions from Capital Gains              0.12           0.05            0.00
=================================================================================
TOTAL DISTRIBUTIONS                           0.18           0.18            0.07
=================================================================================
Net Asset Value-- End of Period       $      15.00      $   14.39      $    12.14
=================================================================================

TOTAL RETURN(b)                           5.47%(c)         20.09%       22.11%(c)

RATIOS
Net Assets-- End of Period ($000
  Omitted)                            $     84,641      $  64,613      $   15,065
Ratio of Expenses to Average Net
  Assets(d)(e)                            0.32%(c)          0.60%        0.62%(f)
Ratio of Net Investment Income to
 Average Net Assets(e)                    0.42%(c)          1.06%        1.52%(f)
Portfolio Turnover Rate(g)                   0%(c)             2%           0%(c)


(a) From December 23, 1997, commencement of investment operations,  through July
    31, 1998.

(b) The applicable redemption fees are not included in the Total Return calculation.

(c) Based  on operations  for  the  period  shown  and,  accordingly,   are  not
    representative of a full year.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended January 31, 2000, the year ended July 31, 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.48%, 0.99% and 1.71% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.26%, 0.67% and 0.42% (annualized), respectively.

(f) Annualized

(g) Portfolio Turnover Rate calculated to less than 0.50% for the six months ended January 31, 2000 and for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              SIX MONTHS       PERIOD
                                   ENDED        ENDED
                              JANUARY 31      JULY 31                   YEAR ENDED MAY 31
----------------------------------------------------------------------------------------------------------
                                    2000      1999(a)      1999       1998      1997      1996      1995
                               UNAUDITED

PER SHARE DATA

Net Asset Value --
  Beginning of Period           $  13.61     $  12.08   $  11.90   $  12.82  $  14.38   $  9.37  $  11.40
=========================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income
  (Loss)(b)                       (0.03)         0.00       0.00     (0.06)    (0.07)    (0.06)      0.04
Net Gains or (Losses) on
  Securities (Both Realized
  and Unrealized)                   6.20         1.53       1.35       2.56    (0.96)      5.25      0.46
=========================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                        6.17         1.53       1.35       2.50    (1.03)      5.19      0.50
=========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income                 0.00         0.00       0.00       0.00      0.00      0.00      0.04
Distributions from
  Capital Gains                     1.99         0.00       1.17       3.42      0.53      0.18      2.49
=========================================================================================================
TOTAL DISTRIBUTIONS                 1.99         0.00       1.17       3.42      0.53      0.18      2.53
=========================================================================================================
Net Asset Value --
  End of Period                 $  17.79     $  13.61   $  12.08   $  11.90   $ 12.82   $ 14.38   $  9.37
=========================================================================================================

TOTAL RETURN                   47.66%(c)    12.67%(c)     12.91%     22.65%   (7.08%)    55.78%     4.98%

RATIOS
Net Assets --
  End of Period
  ($000 Omitted)               $894,127      $452,861   $318,109   $272,619  $294,259  $370,029  $153,727
Ratio of Expenses
  to Average Net Assets(d)     0.67%(c)   1.50%(e)(f)   1.51%(e)   1.48%(e)  1.52%(e)  1.48%(e)     1.49%
Ratio of Net
  Investment Income
  (Loss) to Average
  Net Assets(d)              (0.25%)(c)    (0.69%)(f)    (0.58%)    (0.42%)   (0.55%)   (0.78%)     0.41%
Portfolio Turnover Rate         119%(c)        41%(c)       203%       158%      216%      221%      228%


(a) From June 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) Net Investment Income (Loss) for the period ended July 31, 1999 and the year ended May 31, 1999 aggregated less than $0.01 on a per share basis.

(c) Based  on operations  for  the  period  shown  and,  accordingly,   are  not
    representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended January 31, 2000, the period ended July 31, 1999 and for the years ended May 31, 1999, 1997 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.67%, 1.62% (annualized), 1.59%, 1.54%, and 1.52%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.25%), (0.81%) (annualized), (0.66%), (0.57%) and 0.38%, respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f) Annualized

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                              SIX MONTHS       PERIOD
                                   ENDED        ENDED
                              JANUARY 31      JULY 31                YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------
                                    2000      1999(a)     1998      1997     1996     1995      1994
                               UNAUDITED

PER SHARE DATA
Net Asset Value --
  Beginning of
  Period                      $   29.61  $     25.68 $   28.30 $   22.24 $  19.53 $  18.12  $  17.79
====================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income              0.06         0.17      0.26      0.35     0.35     0.39      0.36
Net Gains or (Losses) on
  Securities (Both Realized
  and Unrealized)                (1.54)         6.25    (0.43)      6.62     3.09     2.58      1.20
====================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                     (1.48)         6.42    (0.17)      6.97     3.44     2.97      1.56
====================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income               0.06          0.17      0.26      0.35     0.35     0.39      0.31
In Excess of Net
  Investment Income(b)            0.00          0.00      0.00      0.00     0.00     0.00      0.04
Distributions from
  Capital Gains                   2.50          2.32      2.19      0.56     0.38     1.17      0.88
====================================================================================================
TOTAL DISTRIBUTIONS               2.56          2.49      2.45      0.91     0.73     1.56      1.23
====================================================================================================
Net Asset Value --
  End of Period               $  25.57   $     29.61 $   25.68 $   28.30 $  22.24 $  19.53  $  18.12
====================================================================================================

TOTAL RETURN                (5.12%)(c)     25.41%(c)   (1.06%)    32.04%   17.77%   17.84%     9.09%

RATIOS
Net Assets --
  End of Period
  ($000 Omitted)              $292,055   $   369,982 $ 349,984 $ 369,766 $200,046 $153,171  $111,850
Ratio of Expenses to
  Average Net Assets(d)    0.66%(c)(e)   1.27%(e)(f)  1.15%(e)  1.04%(e) 1.01%(e)    0.97%     1.01%
Ratio of Net Investment
  Income to Average
  Net Assets(d)               0.22%(c)      0.63%(f)     0.86%     1.35%    1.64%    2.17%     1.80%
Portfolio Turnover Rate         40%(c)        22%(c)       48%       37%      27%      34%       53%

(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.

(b) Distributions in excess of net investment income for the period ended July 31, 1999 and for the year ended August 31, 1998 aggregated less than $0.01 on a per share basis.

(c) Based  on operations  for  the  period  shown  and,  accordingly,   are  not
    representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended January 31, 2000, the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.72%, 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.16%, 0.52% (annualized) and 0.82%, respectively.

(e) Ratio is based on Total Expenses  of the Fund,  less  Expenses  Absorbed  by
    Investment  Adviser,   if   applicable,   which  is  e  any  expense  offset
    arrangements.

(f) Annualized

                             INVESCO FAMILY OF FUNDS

                        INVESTOR CLASS                              NEWSPAPER
FUND NAME               FUND CODE            TICKER SYMBOL          ABBREVIATION
--------------------------------------------------------------------------------
STOCK
Growth & Income               21                  IVGIX               Gro&Inc
Blue Chip Growth              10                  FLRFX               BlChpGro
Dynamics                      20                  FIDYX               Dynm
Small Company Growth          60                  FIEGX               SmCoGth
INVESCO Endeavor              61                  IVENX               Endeavor
Value Equity                  46                  FSEQX               ValEq
S&P 500 Index Fund            23                  ISPIX               SP500II
--------------------------------------------------------------------------------
BOND
U.S. Government Securities    32                  FBDGX               USGvt
Select Income                 30                  FBDSX               SelInc
High Yield                    31                  FHYPX               HiYld
Tax-Free Bond                 35                  FTIFX               TxFree
--------------------------------------------------------------------------------
COMBINATION STOCK & BOND
Equity Income                 15                  FIIIX               EquityInc
Total Return                  48                  FSFLX               TotRtn
Balanced                      71                  IMABX               Bal
--------------------------------------------------------------------------------
SECTOR
Energy                        50                  FSTEX               Enrgy
Financial Services            57                  FSFSX               FinSvc
Gold                          51                  FGLDX               Gold
Health Sciences               52                  FHLSX               HlthSc
Leisure                       53                  FLISX               Leisur
Real Estate Opportunity       42                  IVSRX               Realty
Technology                    55                  FTCHX               Tech
Telecommunications            39                  ISWCX               Telecomm
Utilities                     58                  FSTUX               Util
--------------------------------------------------------------------------------
INTERNATIONAL
International Blue Chip       09                  IIBCX               ItlBlChp
Pacific Basin                 54                  FPBSX               PcBas
European                      56                  FEURX               Europ
Latin American Growth         34                  IVSLX               LtnAmerGr
--------------------------------------------------------------------------------
MONEY MARKET
U.S. Government Money Fund    44                  FUGXX               InvGvtMF
Cash Reserves                 25                  FDSXX               InvCshR
Tax-Free Money Fund           40                  FFRXX               InvTaxFree
Treasurer's Money
  Market Reserve              96                  IMRXX               INVESCOMMR
Treasurer's Tax-Exempt
  Reserve                     95                  ITTXX               INVESCOTTE


FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES, RISKS, AND EXPENSES, PLEASE VISIT OUR WEB SITE OR CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                   YOU SHOULD
                                   KNOW WHAT
                                 INVESCO KNOWS (R)






















[INVESCO ICON] INVESCO FUNDS (R)









We're easy to stay in touch with:

Investor Services: 1-800-525-8085
Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173707
Denver, CO 80217-3707

This information must be preceded or accompanied by a current prospectus.











SEQ 9046 3/00